AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 2016

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 266                      /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 267                             /X/

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:


Sean Graber, Esquire                               Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          /X/  Immediately upon filing pursuant to paragraph (b)
          / /  On [date] pursuant to paragraph (b)
          / /  60 days after filing pursuant to paragraph (a)(1)
          / /  75 days after filing pursuant to paragraph (a)(2)
          / /  On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                AUGUST 24, 2016


                    CORNERSTONE ADVISORS CORE PLUS BOND FUND


                              TICKER SYMBOL: CACTX


                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                           CORNERSTONE ADVISORS, INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           PAGE
CORNERSTONE ADVISORS CORE PLUS BOND FUND ................................     1
     FUND INVESTMENT OBJECTIVE ..........................................     1
     FUND FEES AND EXPENSES .............................................     1
     PRINCIPAL INVESTMENT STRATEGIES ....................................     2
     PRINCIPAL RISKS ....................................................     3
     PERFORMANCE INFORMATION ............................................     7
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS ..........................     8
     INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS .....................     8
     PURCHASE AND SALE OF FUND SHARES ...................................     9
     TAX INFORMATION ....................................................     9
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
     INTERMEDIARIES .....................................................     9
MORE INFORMATION ABOUT RISK .............................................    10
MORE INFORMATION ABOUT FUND INVESTMENTS .................................    14
INFORMATION ABOUT PORTFOLIO HOLDINGS ....................................    14
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...............................    14
INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ..........................    15
PURCHASING AND SELLING FUND SHARES ......................................    18
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................    22
OTHER POLICIES ..........................................................    23
DIVIDENDS AND DISTRIBUTIONS .............................................    25
TAXES ...................................................................    25
FINANCIAL HIGHLIGHTS ....................................................    28
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .....................  Back Cover

                    CORNERSTONE ADVISORS CORE PLUS BOND FUND

FUND INVESTMENT OBJECTIVE

The Cornerstone Advisors Core Plus Bond Fund (the "Core Plus Bond Fund" or "Fund") seeks total return, consisting of current income and capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fee(1)                                                        0.27%
--------------------------------------------------------------------------------
Other Expenses                                                           0.22%
--------------------------------------------------------------------------------
      Shareholder Servicing Fee                             0.05%
--------------------------------------------------------------------------------
      Remaining Other Expenses(2)                           0.17%
                                                            -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     0.49%
--------------------------------------------------------------------------------


(1) The fee shown is the aggregate management fee payable to the Fund's sub-advisers based on the initial allocation of Fund assets among the sub-advisers as of the date of this prospectus and the management fee payable to Cornerstone Advisors, Inc. (the "Adviser"). Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown.


(2) Remaining Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                              1 YEAR           3 YEARS
--------------------------------------------------------------------------------
                                $50             $157
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (principally hedge funds) and exchange-traded funds ("Underlying Funds"). The Fund invests in Underlying Funds and/or uses one or more sub-advisers to invest its assets in the following two primary investment categories: (i) U.S. fixed income securities and (ii) global fixed income securities. The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically referred to as a "fund of funds" strategy.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (the "80% Investment Policy"). The 80% Investment Policy may be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of the 80% Investment Policy, bonds include fixed income securities, derivatives and other instruments with economic characteristics similar to fixed income securities, and/or Underlying Funds which primarily invest in fixed income securities. Fixed income securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; obligations of foreign governments, foreign government agencies or supranational organizations; municipal bonds; corporate obligations; residential and commercial mortgage-backed securities and asset-backed securities; convertible securities; inflation-protected securities; bank loans (through both assignments and participations); private placements and structured notes.

The Fund may invest in securities of any maturity, duration or credit quality, including those that are rated below investment grade ("high yield" or "junk" bonds), and may invest in securities of developed and emerging market issuers denominated in any currency. The Fund may invest in derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements, to gain or hedge exposure to securities, markets, currencies or other instruments, to equitize cash positions in the Fund's portfolio, or to enhance the Fund's return, which is also known as speculation. The Fund may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's primary investment adviser, Cornerstone Advisors, Inc. (the "Adviser"). The Fund allocates its assets among strategies and sub-advisers and/or Underlying Funds according to an allocation schedule determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund, or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser's analysis of the Fund's investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund's performance.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.


BANK LOANS RISK -- Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. The proceeds from the sale of a bank loan would also not be available to the Fund for making additional investments or meeting its redemption obligations during an extended trade settlement period.


Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on anti-fraud protections of the federal securities laws.

CONVERTIBLE SECURITIES RISK -- Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner.

Negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered "junior" securities -- that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

FOREIGN GOVERNMENT AGENCIES RISK -- Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency's operations and financial condition are influenced by the foreign government's economic and other policies.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

HIGH YIELD BOND RISK -- High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

INFLATION-PROTECTED SECURITIES RISK -- The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

INVESTMENT COMPANY RISK -- To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

MONEY MARKET INSTRUMENTS RISK -- The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. The Securities and Exchange Commission ("SEC") adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL BONDS RISK -- The Fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

NEW FUND RISK - Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

NON-DIVERSIFIED RISK -- The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PREPAYMENT AND EXTENSION RISK -- When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund's assets tied up in lower interest debt obligations.

PRIVATE PLACEMENTS RISK -- Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

SOVEREIGN DEBT RISK -- The Fund's investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

STRUCTURED NOTES RISK -- Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

SUPRANATIONAL ENTITIES RISK -- Government members, or "stockholders," usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

UNREGISTERED FUND RISK -- Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the "1940 Act") to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. GOVERNMENT SECURITIES RISK -- U.S. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

VALUATION RISK -- The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling 1-888-762-1442.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CORNERSTONE ADVISORS, INC.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception in 2016.

Evan Wirkkala, Director, has managed the Fund since its inception in 2016.

David Freudenberg, CAIA, Managing Director, has managed the Fund since its inception in 2016.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

FRANKLIN ADVISERS, INC.

Michael Hasenstab, Ph.D., Executive Vice President, Portfolio Manager and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Franklin Advisers, Inc. ("Franklin Advisers") since the Fund's inception in 2016.


Christine Zhu, Portfolio Manager and Quantitative Research Analyst, has managed the portion of the Fund's assets allocated to Franklin Advisers since the Fund's inception in 2016.


LOOMIS, SAYLES & COMPANY, L.P.

Peter W. Palfrey, CFA, Vice President, has managed the portion of the Fund's assets allocated to Loomis, Sayles, & Company, L.P. ("Loomis Sayles") since the Fund's inception in 2016.

Richard G. Raczkowski, Vice President, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2016.

METROPOLITAN WEST ASSET MANAGEMENT LLC


Tad Rivelle, Group Managing Director, Chief Investment Officer (Fixed Income) and Generalist Portfolio Manager, has managed the portion of the Fund's assets allocated to Metropolitan West Asset Management LLC ("MetWest") since the Fund's inception in 2016.


Laird Landmann, President and Generalist Portfolio Manager, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception in 2016.

Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception in 2016.

Bryan Whalen, Group Managing Director and Generalist Portfolio Manager, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception in 2016.

PRIME ADVISORS, INC.


Marc W. Tollefson, Senior Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Prime Advisors, Inc. ("Prime") since the Fund's inception in 2016.

Victor Harned, CFA, Senior Portfolio Strategist, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception in 2016.

Mindy Berg, Senior Portfolio Strategist, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception in 2016.

Steven Sims, Senior Portfolio Strategist, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception in 2016.


PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,000. There is no minimum for subsequent investments.

Shares of the Fund are offered exclusively to certain advisory clients of the Adviser. Shares can normally be redeemed only by contacting your client service manager or calling 1-888-762-1442.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser and the sub-advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job an investment manager does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

ALLOCATION RISK -- The Adviser could be wrong in determining the combination of investments, Underlying Funds or sub-advisers that produce favorable returns in changing market conditions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

BANK LOANS RISK -- Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations.

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

DERIVATIVES RISK -- Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses. Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

     FORWARD CONTRACTS. A forward contract involves a negotiated obligation to purchase or sell a specific security or asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or asset for the Fund's account. Risks associated with forwards may include: (i) an imperfect or no correlation between the movement in prices of forward contracts and the securities or assets underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

     OPTIONS. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

     SWAPS. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. Current market conditions may pose heightened risks for the Fund. While the U.S. is experiencing historically low interest rates, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers. Financial statements of foreign issuers are also governed by different accounting, auditing, and financial standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Foreign securities may also be more difficult to value than securities of U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the U.S. dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK - Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

MUNICIPAL BONDS RISK -- Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund's securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is to seek total return, consisting of current income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if a sub-adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. Within ten (10) days of the end of each month end, the Fund will post its top ten portfolio holdings on the internet at http://www.aicfundholdings.com/cornerstone. The Fund provides information about its complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://aicfundholdings.com/cornerstone. This information is provided with a lag of at least thirty (30) days and is publicly available to shareholders. The Adviser may exclude any portion of the Fund's portfolio holdings from such publication when deemed to be in the best interest of the Fund.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS


Cornerstone Advisors, Inc. ("Cornerstone" or the "Adviser"), a Washington corporation formed in 1983, serves as the overall investment adviser to the Fund. The Adviser's principal place of business is located at 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. As of June 30, 2016, the Adviser had approximately $3.2 billion in assets under management.

The Adviser is responsible, subject to the general supervision of the Board of Trustees of the Fund (the "Board"), for establishing and/or rebalancing allocation of the Fund's assets among strategies, sub-advisers and/or Underlying Funds. The Adviser is also responsible for monitoring both the overall performance of the Fund and the individual performance of each sub-adviser within the Fund. The Fund is authorized to operate on a "multi-manager" basis. This means that the Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of the multi-manager Fund among the sub-advisers that provide portfolio management services to the Fund when it believes that such action would be appropriate to achieve the overall objectives of the Fund. The Adviser may also, from time to time, reallocate assets of the multi-manager Fund to other sub-advisers. The Adviser is an integral part of the sub-adviser selection process and instrumental in the supervision of the sub-advisers. For its services, the Adviser receives an annual fee of 0.01% of the Fund's average daily net assets.
 THE ADVISER HAS THE ULTIMATE RESPONSIBILITY, SUBJECT TO OVERSIGHT BY THE BOARD, TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND/OR REPLACEMENT.

Michael G. Hughes, CFA and CAIA, is the Chief Investment Officer and a Principal of Cornerstone. He has been with the firm for over seven years with prior experience at Perkins Coie Capital Management LLC, Safeco Insurance and First Interstate Bank. Mr. Hughes is responsible for oversight of all of the firm's strategies including Global Public Equity, Public Alternatives, Private Alternatives, Private Real Estate, Private Equity, Real Assets, Income Opportunities and Core Plus Bond strategies. Additionally, Mr. Hughes is the Head of the Investment Policy Committee, Asset Allocation Committee and Manager Review Committee.

Evan Wirkkala is a Director of Cornerstone. He has been with the firm over six years. Prior to joining Cornerstone, Mr. Wirkkala worked for a Washington, D.C. based registered investment advisor as an Advisor Analyst. Mr. Wirkkala is a member of Cornerstone's Fixed Income, Private Real Estate, Real Assets, Income Opportunities Investment and Core Plus Bond strategies. Additionally Mr. Wirkkala is a member of the firm's Asset Allocation and Manager Review Committees.

David Freudenberg, CAIA, is a Managing Director and Principal of Cornerstone. He has been with the firm over twenty years. Mr. Freudenberg leads Cornerstone's Private Real Estate and Fixed Income teams and is a member of the firm's Real Assets, Income Opportunities and Core Plus Bond strategies. Additionally, Mr. Freudenberg is a member of the firm's Asset Allocation and Manager Review Committees.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement and investment sub-advisory agreements will be available in the Fund's first Annual Report dated October 31, 2016, which will cover the period from the Fund's inception to October 31, 2016.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

CORNERSTONE ACTS AS THE MANAGER OF MANAGERS OF THE FUND AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS THEIR HIRING, TERMINATION AND/OR REPLACEMENT TO THE BOARD.

In accordance with the terms of separate investment sub-advisory agreements relating to the Fund, and subject to the general supervision of the Board, each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Cornerstone oversees each sub-adviser to ensure compliance with the Fund's investment policies and guidelines and monitors each sub-adviser's adherence to its investment style. The Board supervises Cornerstone and each sub-adviser, establishes policies that they must follow in their management activities and oversees the sub-adviser hirings, terminations and/or replacements recommended by Cornerstone.

MULTI-MANAGER EXEMPTIVE ORDER. The Fund and the Adviser obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund is required to be approved by the shareholders of the Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Fund to disclose sub-advisers' fees only in the aggregate in its registration statement. This arrangement has been approved by the Board and the Fund's initial shareholder. Within 90 days of the retention of a new sub-adviser for the Fund, shareholders of the Fund will receive notification of the change.


INFORMATION ON SUB-ADVISORY FEES AND TOTAL MANAGEMENT FEE. In addition to the fee payable by the Fund to the Adviser, the Fund pays a fee to its sub-advisers. The sub-advisers receive a fee based on a specified percentage of that portion of the Fund's assets allocated to that sub-adviser. The total management fee shown in the Fund's Fee Table (in the summary section of this prospectus) is the aggregate management fee payable to the Fund's sub-advisers based on the initial allocation of Fund assets among the sub-advisers as of the date of this prospectus and the management fee payable to the Adviser. Asset allocations and fees payable to the Fund's sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown in the Fund's Fee Table.

The aggregate fees payable to the Fund's sub-advisers based on the initial allocation of Fund assets among sub-advisers as of the date of this prospectus is 0.26% of the Fund's average daily net assets.


The following sub-advisers and portfolio managers are currently responsible for management of the Fund's assets:


FRANKLIN ADVISERS, INC. ("FRANKLIN ADVISERS"), One Franklin Parkway, San Mateo, California 94403, serves as investment sub-adviser to a portion of the assets of the Fund. Franklin Advisers, a California corporation, was founded in 1985 and is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2016, Franklin Resources and its affiliates had approximately $732.1 billion in assets under management.

PORTFOLIO MANAGERS:


     Michael Hasenstab, Ph.D., Executive Vice President and Chief Investment Officer for Templeton Global Macro, has managed the portion of the Fund's assets allocated to Franklin Advisers since the Fund's inception. Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his Doctor of Philosophy (Ph.D.) degree, he rejoined the company in April 2001. Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.


     Christine Zhu, Portfolio Manager and Quantitative Research Analyst for Templeton Global Macro, has managed the portion of the Fund's assets allocated to Franklin Advisers since the

     Fund's inception. Ms. Zhu joined Franklin Templeton in 2007. Ms. Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, and earned her M.S. in computer science and engineering from the University of Notre Dame.

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES"), One Financial Center, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the Fund. Loomis Sayles, a Delaware limited partnership, was formed in 1926 and is a subsidiary of Natixis US, which is part of Natixis Global Asset Management. As of June 30, 2016, Loomis Sayles had approximately $240 billion in assets under management.


PORTFOLIO MANAGERS:

     Peter W. Palfrey, CFA, Vice President, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception. Mr. Palfrey began his investment career in 1983 and joined Loomis Sayles in 2001. Prior to joining Loomis Sayles, he worked for Back Bay Advisors as Senior Vice President and Portfolio Manager, and for MONY Capital Management as Investment Vice President and Portfolio Manager. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University.

     Richard G. Raczkowski, Vice President, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception. Mr. Raczkowski began his investment career in 1985 and joined Loomis Sayles in 2001. Prior to Loomis Sayles, he served as Vice President for Back Bay Advisors and was a Senior Consultant at both Hagler Bailly Consulting and EDS Management Consulting/A.T. Kearney. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University.


METROPOLITAN WEST ASSET MANAGEMENT LLC ("METWEST"), 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as investment sub-adviser to a portion of the assets of the Fund. MetWest, a California limited liability company founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). TCW Group, including MetWest and TCW Group's other subsidiaries, had approximately $194.6 billion in assets under management or committed to management, including $161.2 billion of U.S. fixed income investments, as of June 30, 2016.


PORTFOLIO MANAGERS:


     Tad Rivelle, Chief Investment Officer and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception. Prior to founding MetWest in 1996, Mr. Rivelle was the Co-Director of Fixed Income at Hotchkis & Wiley and a Portfolio Manager at Pacific Investment Management Company LLC ("PIMCO").


     Laird R. Landmann, President and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception. Prior to founding MetWest in 1996, Mr. Landmann was a Principal and the Co-Director of Fixed Income at Hotchkis & Wiley. He also served as a Portfolio Manager and Vice President at PIMCO.

     Stephen M. Kane, CFA, Group Managing Director and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception. Prior to founding MetWest, Mr. Kane was a Fixed Income Portfolio Manager at Hotchkis & Wiley. He also served as a Vice President at PIMCO.

     Bryan T. Whalen, CFA, Group Managing Director and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Fund's assets allocated to MetWest since the Fund's inception. Prior to joining MetWest in 2009, he was a Director in the Fixed Income Department at Credit Suisse First Boston in New York. He also served as a Vice President at Donaldson, Lufkin & Jenrette.


PRIME ADVISORS, INC. ("Prime"), 22635 NE Marketplace Drive, Redmond, Washington 98053, serves as investment sub-adviser to a portion of the assets of the Fund. Prime, a Washington corporation founded in 1988, is a wholly owned subsidiary of Sun Life Financial. As of June 30, 2016, Prime had approximately $13.9 billion in assets under management.


PORTFOLIO MANAGERS:


     Marc W. Tollefson, Senior Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception. Mr. Tollefson joined Prime in 2004. Prior to joining Prime, he was a Manager of Long Municipal Portfolios for Quellos Fixed Income Advisors. Mr. Tollefson received a B.A. in Business Administration from the University of Puget Sound.

     Victor Harned, CFA, Senior Portfolio Strategist, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception. Mr. Harned joined Prime in 2006. He is a Chartered Financial Analyst charterholder and a Chartered Market Technician. Mr. Harned received a B.A. in Economics from University of New Hampshire and M.B.A. from Suffolk University.

     Mindy Berg, Senior Portfolio Strategist, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception. Ms. Berg joined Prime in 2000. She is a Registered Investment Advisor
     Representative. Ms. Berg received a B.A. in Business Administration with concentrations in Finance and Marketing from Gonzaga University.

     Steve Sims, Senior Portfolio Strategist, has managed the portion of the Fund's assets allocated to Prime since the Fund's inception. Mr. Sims joined Prime in 2006. He has over 25 years of investment experience in the fixed income marketplace. Mr. Sims received his undergraduate degree from the University of Washington and an M.B.A. from Seattle University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

Institutional Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

Shares of the Fund are offered exclusively to certain advisory clients of the Adviser.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value ("NAV") per share next determined after the Fund or authorized institution receives your purchase order in proper form. Proper form means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after it is received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV

The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


The respective prospectuses for the Underlying Funds in which the Fund invests explain the circumstances in which the Underlying Funds will use fair value pricing and the effect of fair value pricing.


When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV.

Other assets for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value as determined in good faith by or under the direction of the Board.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

You can open an account with the Fund with a minimum initial investment of $2,000. There is no minimum for subsequent investments. The Fund reserves the right to waive or reduce the minimum initial investment amount in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Shares of the Fund, check daily NAV or obtain additional information.


 FUND NAME                   TICKER SYMBOL         CUSIP         FUND CODE
 Core Plus Bond Fund             CACTX           0075W0445          6534


HOW TO SELL YOUR FUND SHARES

Shares can only be redeemed by contacting your client service manager or calling 1-888-762-1442.

The sale price will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the average daily net assets of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.

OTHER PAYMENTS BY THE FUND

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund's shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing them on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund's compliance with the program. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-762-1442.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income monthly and make distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT U.S. FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Once a year, the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Distributions paid in January but declared by the Fund in October, November or December of the previous year will be taxable to you in the previous year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because the Fund may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Foreign tax credits, if any, received by the Fund as a result of an investment in another regulated investment company ("RIC") (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the date of this prospectus, financial highlights are not available.

                        THE ADVISORS' INNER CIRCLE FUND

                           CORNERSTONE ADVISORS FUNDS

INVESTMENT ADVISER

Cornerstone Advisors, Inc.
225 108th Avenue NE, Suite 400
Bellevue, Washington 98004-5782

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated August 24, 2016, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: Once available, these reports will list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also will contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT (WHEN AVAILABLE), OR MORE
INFORMATION:

BY TELEPHONE:     1-888-762-1442

BY MAIL:          CORNERSTONE FUNDS
                  C/O DST SYSTEMS, INC.
                  P.O. BOX 219009
                  KANSAS CITY, MISSOURI 64121-9009

BY INTERNET:      The Fund does not have a website, but you can obtain the SAI,
                  Annual or Semi-Annual Report, when available, by mail or telephone.

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                      STATEMENT OF ADDITIONAL INFORMATION

                    CORNERSTONE ADVISORS CORE PLUS BOND FUND


                             (TICKER SYMBOL: CACTX)


                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                              INSTITUTIONAL SHARES


                                AUGUST 24, 2016


                              INVESTMENT ADVISER:
                           CORNERSTONE ADVISORS, INC.

                            INVESTMENT SUB-ADVISERS:
                            Franklin Advisers, Inc.
                         Loomis, Sayles & Company, L.P.
                     Metropolitan West Asset Management LLC
                              Prime Advisors, Inc.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Cornerstone Advisors Core Plus Bond Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's Prospectus dated August 24, 2016. Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Fund's Prospectus or Annual Report, when available, free of charge by writing to the Fund at Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009, or calling the Fund at 1-888-762-1442.

                               TABLE OF CONTENTS

THE TRUST ................................................................   S-1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................   S-1
INVESTMENT LIMITATIONS ...................................................  S-34
THE ADVISER AND SUB-ADVISERS .............................................  S-37
THE PORTFOLIO MANAGERS ...................................................  S-38
THE ADMINISTRATOR ........................................................  S-46
THE DISTRIBUTOR ..........................................................  S-47
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-47
THE TRANSFER AGENT .......................................................  S-48
THE CUSTODIAN ............................................................  S-48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-48
LEGAL COUNSEL ............................................................  S-48
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-48
PURCHASING AND REDEEMING SHARES ..........................................  S-58
DETERMINATION OF NET ASSET VALUE .........................................  S-59
TAXES ....................................................................  S-60
FUND TRANSACTIONS ........................................................  S-67
PORTFOLIO HOLDINGS .......................................................  S-68
DESCRIPTION OF SHARES ....................................................  S-69
SHAREHOLDER LIABILITY ....................................................  S-69
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-70
PROXY VOTING .............................................................  S-70
CODES OF ETHICS ..........................................................  S-70
5% AND 25% SHAREHOLDERS ..................................................  S-70
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................   B-1



August 24, 2016

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.
All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

NON-DIVERSIFICATION. The Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund's investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser or a sub-adviser, such investments or investment practices will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a sub-adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

EQUITY SECURITIES


Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:


COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

EXCHANGE-TRADED FUNDS ("ETF"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares([R]). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See "Securities of Other Investment Companies" below.

EXCHANGE-TRADED NOTES ("ETN"). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees. No period coupon payments are distributed, and no principal protection exists. ETNs were designed to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange, such as the NYSE during normal trading hours. However, investors can also hold the debt security until maturity. At that time the issuer will give the investor a cash amount that would be equal to the principal amount.

One factor that affects the ETN's value is the credit rating of the issuer. The value of the ETN may drop despite no change in the underlying index. This might occur, for instance, due to a downgrade in the issuer's credit rating.

WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS ("MLPS") -- MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U. S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U. S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the U.S. Small Business Administration ("SBA"), the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Association ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS. U. S. Treasury obligations consist of direct obligations of the U. S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U. S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

MUNICIPAL SECURITIES. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality's legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Fund will not independently verify that opinion. Subsequent to the Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities. The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify income previously distributed as exempt-interest dividends, as taxable. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as "qualified dividend income"), and capital gain dividends will be subject to capital gains taxes.

CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae & Freddie Mac, because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

BANK LOANS. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When the Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund will generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

The Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

INFLATION PROTECTED SECURITIES. The Fund may invest in inflation protected securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.

The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of

U. S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.

There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the Internal Revenue Service to be taxable income in the year it occurs. The Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

SHORT-TERM INVESTMENTS. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS. The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

     o Is a U. S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U. S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Bank obligations include the following:

     o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

     o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

COMMERCIAL PAPER. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

U.S. SMALL BUSINESS ADMINISTRATION STRIPPED SECURITIES. The Fund may purchase Treasury Receipts ("TRs") and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, issued by the SBA, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

YANKEE BONDS. Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS. These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as STRIPS, that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     o INTEREST RATES - The price of a debt security generally moves in the opposite direction from interest rates (i. e. , if interest rates go up, the value of the bond will go down, and vice versa).

     o PREPAYMENT RISK - This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     o EXTENSION RISK - The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of
          U. S. Government securities as a means of "locking in" interest rates.

     o CREDIT RATING - Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free. " Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

          Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium. " Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

          A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Securities rated BBB, while investment-grade, still possess speculative characteristics.

          Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

          Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch Ratings ("Fitch"). Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

          The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

The Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.


DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund's investment objectives and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the

Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as CPOs under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only "covered" options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

STRADDLES AND SPREADS - The Fund, for hedging purposes, may enter into straddles and spreads. In "spread" transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In "straddles," the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When the Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.


o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if they had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Fund's use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and

Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund's use of derivatives, and adversely impact the Fund's ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

     o The Fund can invest directly in foreign securities denominated in a foreign currency.

     o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments.

     o    The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS. An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

FOREIGN AGENCY DEBT OBLIGATIONS. The Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency's operations and financial condition are influenced by the foreign government's economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government's agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

INVESTMENT FUNDS. Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

o    A foreign government may act adversely to the interests of U. S.
     investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

o are generally more volatile than, and not as developed or efficient as, those in the United States;

o    have substantially less volume;

o trade securities that tend to be less liquid and experience rapid and erratic price movements;

o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receive from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o    Have relatively unstable governments;

o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

o    Offer less protection of property rights than more developed countries;
     and

o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as "S&P" or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described above. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

STRUCTURED NOTES

The Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser's analysis of the issuer's creditworthiness and financial prospects, and of the Adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

REAL ESTATE INVESTMENT TRUSTS

A real estate investment trust ("REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by the Fund that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in shares of other affiliated and unaffiliated investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments. The Trust has obtained "fund of funds" exemptive relief from the SEC that permits the Fund to invest in affiliated and unaffiliated investment companies beyond these statutory limitations, subject to certain conditions. Many ETFs and other investment companies also have obtained exemptive relief from the SEC that permits the Fund to invest in their shares beyond these statutory limitations, subject to certain conditions. Neither the investment companies issued such SEC orders nor their investment advisers make any representations regarding the advisability of investing in the Fund.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD DELIVERY TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

SHORT SALES

As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short position.

SPECIAL RISKS OF CYBER ATTACKS

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Adviser or the Sub-Advisers, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that the Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

1. The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
     (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

2. The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


NON-FUNDAMENTAL POLICIES

In addition to the investment objectives of the Fund, the following investment limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval.

1. The Fund may not purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. The Fund may not borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% (including the amount borrowed) is required for all borrowing, except where the Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

3. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

4. The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5. The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.


7. The Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. This policy may be changed with 60 days' prior written notice to shareholders.


Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.

The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter if, immediately thereafter, the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER AND SUB-ADVISERS

INVESTMENT ADVISER.


Cornerstone Advisors, Inc. ("Cornerstone" or the "Adviser"), a Washington corporation formed in 1983, serves as the overall investment adviser to the Fund. The Adviser's principal place of business is located at 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. As of June 30, 2016, the Adviser had approximately $3.2 billion in assets under management.


MULTI-MANAGER STRUCTURE. As noted in the Prospectus, the Fund is authorized to operate on a "multi-manager" basis. This means that the Fund may be managed by one or more sub-advisers. The multi-manager structure is generally designed to combine multiple investment strategies. The Board is responsible for making decisions with respect to the engagement and/or termination of sub-advisers based on the recommendations of the Adviser. The Adviser is responsible for the oversight of sub-advisers and recommendations with respect to their hiring, termination and/or replacement.

The Adviser is responsible for determining the level of assets that will be allocated among the sub-advisers in the Fund. The Adviser is also responsible for determining the level of assets that will be allocated to underlying funds, to the extent the Adviser determines to pursue the Fund's investment strategies through investment in other funds. The Adviser monitors the performance of both the overall Fund and of each sub-adviser and, from time to time, may make changes in the allocation of assets to the sub-advisers that serve the Fund, as described in the Prospectus. For its services, the Adviser receives an annual fee of 0.01% of the Fund's average daily net assets.

MULTI-MANAGER EXEMPTIVE ORDER. The Fund and the Adviser obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund is required to be approved by the shareholders of the Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Fund to disclose sub-advisers' fees only in the aggregate in its registration statement. This arrangement has been approved by the Board and the Fund's initial shareholder. Within 90 days of the retention of a new sub-adviser for the Fund, shareholders of the Fund will receive notification of the change.

ADVISORY AGREEMENT WITH THE TRUST. The services provided to the Trust by the Adviser are governed by an Advisory Agreement between the Trust and the Adviser dated June 22, 2012 (the "Advisory Agreement").

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

SUB-ADVISERS

The Adviser has delegated the authority to manage assets of the Fund, as allocated by the Adviser, to the following sub-advisers (each a "Sub-Adviser" and collectively, the "Sub-Advisers"):

--------------------------------------------------------------------------------
FUND                                                  SUB-ADVISERS
--------------------------------------------------------------------------------
Core Plus Bond Fund                     Franklin Advisers, Inc.
                                        Loomis, Sayles & Company, L.P.
                                        Metropolitan West Asset Management LLC
                                        Prime Advisors, Inc.
--------------------------------------------------------------------------------

SUB-ADVISORY AGREEMENTS. The provision of investment advisory services by the various sub-advisors is governed by individual investment sub-advisory agreements (the "Sub-Advisory Agreements") between the relevant Sub-Adviser and the Adviser. Under each Sub-Advisory Agreement, each Sub-Adviser is responsible for the day-to-day management of the assets for the Fund for which it is responsible, makes investment decisions for the Fund and administers the investment program of the assets of the Fund that it manages, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.


The aggregate fees payable to the Fund's sub-advisers based on the initial allocation of Fund assets among sub-advisers as of the date of this SAI is 0.26% of the Fund's average daily net assets.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about the dollar range of Fund shares they own, other accounts they manage and how they are compensated.

FRANKLIN ADVISERS, INC.


Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403, serves as investment sub-adviser to a portion of the assets of the Fund. Franklin Advisers, a California corporation, was founded in 1985 and is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2016, Franklin Resources and its affiliates had approximately $732.1 billion in assets under management.


COMPENSATION. Franklin Advisers receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Franklin Advisers and the Adviser.

Franklin Advisers compensates the portfolio managers for their management of the Fund. Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by
the fixed income management team.  The pre-tax   performance of each fund
managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o Non-investment   performance.  The more qualitative contributions of the
portfolio manager to the investment manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

o Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

OWNERSHIP OF FUND SHARES. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Because the Fund is new, as of the date of this SAI, the portfolio manager did not beneficially own shares of the Fund.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2016.


--------------------------------------------------------------------------------------------------
                REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                      COMPANIES                   VEHICLES                OTHER ACCOUNTS
              ------------------------------------------------------------------------------------
PORTFOLIO      NUMBER OF   TOTAL ASSETS    NUMBER OF  TOTAL ASSETS     NUMBER OF  TOTAL ASSETS
MANAGER        ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
--------------------------------------------------------------------------------------------------
Michael
Hasenstab, Ph.D.  18       $ 64,713.1         39       $ 66,278.3          19      $ 6,352.6
                   0*      $        0          0*      $        0           2*     $ 2,120.4
--------------------------------------------------------------------------------------------------
Christine Zhu      8       $  4,287.6         16       $ 10,556.1          19      $ 6,352.6
                   0*      $        0          2*      $    264.0           2*     $ 2,120.4
--------------------------------------------------------------------------------------------------


* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. The management of multiple funds, including the Fund, and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. Separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base salary and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her compensation.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the investment manager has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

LOOMIS, SAYLES & COMPANY, L.P.


Loomis, Sayles & Company, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the Fund. Loomis Sayles, a Delaware limited partnership, was formed in 1926 and is a subsidiary of Natixis US, which is part of Natixis Global Asset Management. As of June 30, 2016, Loomis Sayles had approximately $240 billion in assets under management.


COMPENSATION. Loomis Sayles receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Loomis Sayles and the Adviser.

Loomis Sayles compensates the portfolio managers for their management of the Fund. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer ("CIO") and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles' institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group.


The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.


Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.


In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.


Most mutual funds are not included in the Loomis Sayles' strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

o the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

o upon retirement, a participant will receive a multi-year payout for his or her vested units; and

o participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants' annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF FUND SHARES. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2016.


------------------------------------------------------------------------------------------------------------
                          REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                COMPANIES                   VEHICLES                OTHER ACCOUNTS
                        ------------------------------------------------------------------------------------
PORTFOLIO                NUMBER OF   TOTAL ASSETS    NUMBER OF  TOTAL ASSETS     NUMBER OF  TOTAL ASSETS
MANAGER                  ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
------------------------------------------------------------------------------------------------------------
Peter W. Palfrey, CFA       2       $  7,491            6      $ 3,581              59      $ 13,049
                            0*      $      0            0*     $     0               1*     $  112.8
------------------------------------------------------------------------------------------------------------
Richard G. Raczkowski       2       $  7,491           12      $12,163              87      $ 22,168
                            0*      $      0            0*     $     0               3*     $  4,704
------------------------------------------------------------------------------------------------------------


* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of "soft dollar arrangements," which are discussed in "Fund Transactions."

METROPOLITAN WEST ASSET MANAGEMENT LLC


Metropolitan West Asset Management LLC ("MetWest"), 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as investment sub-adviser to a portion of the assets of the Fund. MetWest, a California limited liability company founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). TCW Group, including MetWest and TCW Group's other subsidiaries, had approximately $194.6 billion in assets under management or committed to management, including $161.2 billion of U.S. fixed income investments, as of June 30, 2016.


COMPENSATION. The Adviser pays MetWest a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between MetWest and the Adviser.

MetWest compensates the portfolio managers for their management of the Fund. Since MetWest is a subsidiary of The TCW Group, Inc. ("TCW"), MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW's parent company ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

SALARY. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.


PROFIT SHARING. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the portfolio managers are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals' contribution to TCW and its clients, including qualitative and quantitative contributions. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage such products. Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage or pool may be increased by the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.


DISCRETIONARY BONUS/GUARANTEED MINIMUMS. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

EQUITY INCENTIVES. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.


Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 and vest over a period of time.


Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the TCW's parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

OTHER PLANS AND COMPENSATION VEHICLES. Portfolio managers may also elect to participate in the TCW Group's 401(k) plan, to which they may contribute a portion of their pre--and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP OF FUND SHARES. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

OTHER ACCOUNTS. As of June 30, 2016, in addition to the Fund, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:


----------------------------------------------------------------------------------------------------------
                          REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                COMPANIES                   VEHICLES                OTHER ACCOUNTS
              --------------------------------------------------------------------------------------------
PORTFOLIO                NUMBER OF   TOTAL ASSETS    NUMBER OF  TOTAL ASSETS     NUMBER OF  TOTAL ASSETS
MANAGER                  ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
----------------------------------------------------------------------------------------------------------
Tad Rivelle                30        $ 113,610.0        40        $ 6,216.2        236      $ 35,185.9
                            0 *      $         0        22 *      $ 1,911.1          6 *    $  3,409.0
----------------------------------------------------------------------------------------------------------
Laird Landmann             30        $ 105,606.0        40        $ 6,246.5        236      $ 35,185.9
                            0 *      $         0        22 *      $ 1,911.1          6 *    $  3,409.0
----------------------------------------------------------------------------------------------------------
Steve Kane, CFA            32        $ 105,599.4        43        $ 7,413.7        236      $ 35,185.9
                            0 *      $         0        22 *      $ 1,911.1          6 *    $  3,409.0
----------------------------------------------------------------------------------------------------------
Bryan Whalen, CFA          28        $ 115,118.0        42        $ 8,341.2        236      $ 35,185.9
                            0 *      $         0        22 *      $ 1,911.1          6 *    $  3,409.0
----------------------------------------------------------------------------------------------------------


* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.


CONFLICTS OF INTEREST. As a member of TCW, MetWest is subject to TCW's Code of Ethics, which has been designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee.


PRIME ADVISORS, INC.


Prime Advisors, Inc. ("Prime"), 22635 NE Marketplace Drive, Redmond, Washington 98053, serves as investment sub-adviser to a portion of the assets of the Fund. Prime, a Washington corporation founded in 1988, is a wholly owned subsidiary of Sun Life Financial. As of June 30, 2016, Prime had approximately $13.9 billion in assets under management.



COMPENSATION. Prime receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Prime and the Adviser.

Prime compensates the portfolio managers for their management of the Fund.

Prime's portfolio managers are
compensated with salary and annual bonus. Bonuses are determined by the firm's Compensation Committee, and are a function of both firm profitability and the performance of each individual based on both subjective and objective factors.


OWNERSHIP OF FUND SHARES. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.


OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2016. None of the accounts listed below are subject to a performance-based advisory fee.

-------------------------------------------------------------------------------------------------------
                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES                   VEHICLES                OTHER ACCOUNTS
                   ------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF   TOTAL ASSETS    NUMBER OF  TOTAL ASSETS     NUMBER OF  TOTAL ASSETS
MANAGER             ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
-------------------------------------------------------------------------------------------------------
Marc W. Tollefson       0           $    0          0         $     0          16       $ 4,233.1
-------------------------------------------------------------------------------------------------------
Victor Harned, CFA      0           $    0          0         $     0           6       $   321.1
-------------------------------------------------------------------------------------------------------
Mindy Berg              0           $    0          0         $     0           4       $ 1,041.7
-------------------------------------------------------------------------------------------------------
Steve Sims              0           $    0          0         $     0           4       $   255.6
-------------------------------------------------------------------------------------------------------



CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, Prime has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by the investment management and the compliance teams.


CORNERSTONE ADVISORS, INC.

COMPENSATION. Portfolio managers are compensated via base salary and bonus. The cash bonus incentive is currently a company-wide bonus opportunity tied to firm revenues and allocated as a percentage of annual base salary.

OWNERSHIP OF FUND SHARES. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2016. None of the accounts listed below are subject to a performance-based advisory fee.


-------------------------------------------------------------------------------------------------------
                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES                   VEHICLES                OTHER ACCOUNTS
                   ------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF                   NUMBER OF  TOTAL ASSETS     NUMBER OF  TOTAL ASSETS
MANAGER             ACCOUNTS    TOTAL ASSETS    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
-------------------------------------------------------------------------------------------------------
Michael G. Hughes,
CFA, CAIA**             0           $0             43        $435.53           750       $2,778.39
-------------------------------------------------------------------------------------------------------
David Freudenberg,
CAIA                    0           $0             19        $139.96             0       $       0
-------------------------------------------------------------------------------------------------------
Evan Wirkkala           0           $0             19        $139.96             0       $       0
-------------------------------------------------------------------------------------------------------


** Chief Investment Officer, Mike Hughes, is responsible for total firm asset strategies/accounts.

CONFLICTS OF INTEREST. Cornerstone's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Cornerstone does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Cornerstone believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Cornerstone's portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers may know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Cornerstone has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares, including the shares of the Fund. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Trust, upon not more than 60 days' written notice by either party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.05% of average daily net assets of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders;
(xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

OTHER PAYMENTS BY THE FUND

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund's shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust and length of time served and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of The
(Born: 1946)                  Board of Trustees(1)      present; currently            Advisors' Inner Circle Fund II, Bishop
                              (since 1991)              performs various              Street Funds, The KP Funds, SEI Daily
                                                        services on behalf of         Income Trust, SEI Institutional
                                                        SEI Investments for           International Trust, SEI Institutional
                                                        which Mr. Nesher is           Investments Trust, SEI Institutional
                                                        compensated. Vice             Managed Trust, SEI Liquid Asset
                                                        Chairman of The               Trust, SEI Asset Allocation Trust, SEI
                                                        Advisors' Inner Circle        Tax Exempt Trust, Adviser Managed
                                                        Fund III,                     Trust, New Covenant Funds, SEI
                                                        Winton Series Trust,          Insurance Products Trust and SEI
                                                        Winton Diversified            Catholic Values Trust. Director of SEI
                                                        Opportunities Fund            Structured Credit Fund, LP, SEI Global
                                                        (closed-end investment        Master Fund plc, SEI Global Assets
                                                        company) and Gallery          Fund plc, SEI Global Investments Fund
                                                        Trust. President, Chief       plc, SEI Investments--Global
                                                        Executive Officer and         Services, Limited, SEI Investments
                                                        Trustee of SEI Daily          Global, Limited, SEI Investments
                                                        Income Trust, SEI             (Europe) Ltd., SEI Investments--Unit
                                                        Liquid Asset Trust, SEI       Trust Management (UK) Limited, SEI
                                                        Tax Exempt Trust, SEI         Multi-Strategy Funds PLC and SEI
                                                        Institutional Managed         Global Nominee Ltd.
                                                        Trust, SEI Institutional
                                                        International Trust, SEI      Former Directorships: Director of SEI
                                                        Institutional                 Opportunity Fund, L.P. to 2010.
                                                        Investments Trust, SEI        Director of SEI Alpha Strategy
                                                        Asset Allocation Trust,       Portfolios, LP to 2013.
                                                        Adviser Managed Trust,
                                                        New Covenant Funds,
                                                        SEI Insurance Products
                                                        Trust and SEI Catholic
                                                        Values Trust. President
                                                        and Director of SEI
                                                        Structured Credit Fund,
                                                        LP. President, Chief
                                                        Executive Officer and
                                                        Director of SEI Alpha
                                                        Strategy Portfolios, LP,
                                                        June 2007 to September
                                                        2013. President and
                                                        Director of SEI
                                                        Opportunity Fund, L.P.
                                                        to 2010. Vice Chairman
                                                        of O'Connor EQUUS
                                                        (closed-end investment
                                                        company) until April
                                                        2016.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee(1)                Self-Employed                 Current Directorships: Trustee of The
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(Born: 1940)                  (since 1991)               Consultant since 2003.       Advisors' Inner Circle Fund II, Bishop
                                                         Partner at Morgan,           Street Funds, The KP Funds, The
                                                         Lewis & Bockius LLP          Advisors' Inner Circle Fund III,
                                                         (law firm) from 1976 to      Winton Series Trust, Winton Diversified
                                                         2003. Counsel to the         Opportunities Fund (closed-end
                                                         Trust, SEI Investments,      investment company), Gallery Trust,
                                                         SIMC, the Administrator      SEI Daily Income Trust, SEI
                                                         and the Distributor.         Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI
                                                                                      Liquid Asset Trust, SEI Asset
                                                                                      Allocation Trust, SEI Tax Exempt
                                                                                      Trust, Adviser Managed Trust, New
                                                                                      Covenant Funds, SEI Insurance
                                                                                      Products Trust and SEI Catholic Values
                                                                                      Trust. Director of SEI Investments
                                                                                      (Europe), Limited, SEI Investments--
                                                                                      Global Funds Services, Limited, SEI
                                                                                      Investments Global, Limited, SEI
                                                                                      Investments (Asia), Limited, SEI
                                                                                      Global Nominee Ltd. and SEI
                                                                                      Investments -- Unit Trust Management
                                                                                      (UK) Limited. Director of the
                                                                                      Distributor since 2003.

                                                                                      Former Directorships: Director of SEI
                                                                                      Alpha Strategy Portfolios, LP to 2013.
                                                                                      Trustee of O'Connor EQUUS (closed-end
                                                                                      investment company) until April 2016.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                  Trustee                    Retired. Chief Executive     Current Directorships: Trustee of The
(Born: 1944)                  (since 2008)               Officer, Office of           Advisors' Inner Circle Fund II, Bishop
                                                         Finance, Federal Home        Street Funds and The KP Funds.
                                                         Loan Banks, from 1992        Director of Federal Home Loan Bank
                                                         to 2007.                     of Pittsburgh, Meals on Wheels,
                                                                                      Lewes/Rehoboth Beach and West
                                                                                      Rehoboth Land Trust.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.         Trustee                    Self-Employed                Current Directorships: Trustee of The
(Born: 1952)                  (since 2011)               Consultant since January     Advisors' Inner Circle Fund II, Bishop
                                                         2012. Director of            Street Funds and The KP Funds.
                                                         Endowments and               Director of The Korea Fund, Inc.
                                                         Foundations,
                                                         Morningstar Investment
                                                         Management,
                                                         Morningstar, Inc.,
                                                         February 2010 to May
                                                         2011. Director of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                         International Consulting
                                                         and Chief Executive
                                                         Officer of Morningstar
                                                         Associates Europe
                                                         Limited, Morningstar,
                                                         Inc., May 2007 to
                                                         February 2010. Country
                                                         Manager -- Morningstar
                                                         UK Limited,
                                                         Morningstar, Inc., June
                                                         2005 to May 2007.
------------------------ ----------------- ------------------------- ----------------------------------------
Mitchell A. Johnson           Trustee                    Retired. Private Investor    Current Directorships: Trustee of The
(Born: 1942)                  (since 2005)               since 1994.                  Advisors' Inner Circle Fund II, Bishop
                                                                                      Street Funds, The KP Funds, SEI Asset
                                                                                      Allocation Trust, SEI Daily Income
                                                                                      Trust, SEI Institutional International
                                                                                      Trust, SEI Institutional Managed Trust,
                                                                                      SEI Institutional Investments Trust, SEI
                                                                                      Liquid Asset Trust, SEI Tax Exempt
                                                                                      Trust, Adviser Managed Trust, New
                                                                                      Covenant Funds, SEI Insurance
                                                                                      Products Trust and SEI Catholic Values
                                                                                      Trust. Director of Federal Agricultural
                                                                                      Mortgage Corporation (Farmer Mac)
                                                                                      since 1997.
                                                                                      Former Directorships: Director of SEI
                                                                                      Alpha Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian            Trustee                    Vice President,              Current Directorships: Trustee of The
(Born: 1943)                  (since 2005)               Compliance, AARP             Advisors' Inner Circle Fund II, Bishop
                                                         Financial Inc., from         Street Funds and The KP Funds.
                                                         2008 to 2010. Self-
                                                         Employed Legal and
                                                         Financial Services
                                                         Consultant since 2003.
                                                         Counsel (in-house) for
                                                         State Street Bank from
                                                         1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                   Trustee                    Global Head of Asset         Current Directorships: Trustee of The
(Born: 1956)                  (since 2011)               Allocation, Manulife         Advisors' Inner Circle Fund II, Bishop
                                                         Asset Management             Street Funds and The KP Funds.
                                                         (subsidiary of Manulife
                                                         Financial), June 2010 to
                                                         May 2011. Executive
                                                         Vice President --
                                                         Investment Management
                                                         Services, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                         Financial Services
                                                         (subsidiary of Manulife
                                                         Financial), June 2003 to
                                                         June 2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.       Trustee                    Retired since January        Current Directorships: Trustee/
(Born: 1942)                  (since 1999)               2012. Self-Employed          Director of State Street Navigator
                              Lead Independent           Consultant, Newfound         Securities Lending Trust, The
                              Trustee                    Consultants Inc., April      Advisors' Inner Circle Fund II, Bishop
                                                         1997 to December 2011.       Street Funds, The KP Funds, SEI
                                                                                      Structured Credit Fund, LP, SEI Daily
                                                                                      Income Trust, SEI Institutional
                                                                                      International Trust, SEI Institutional
                                                                                      Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset
                                                                                      Trust, SEI Asset Allocation Trust, SEI
                                                                                      Tax Exempt Trust, Adviser Managed
                                                                                      Trust, New Covenant Funds, SEI
                                                                                      Insurance Products Trust and SEI
                                                                                      Catholic Values Trust. Member of the
                                                                                      independent review committee for
                                                                                      SEI's Canadian-registered mutual
                                                                                      funds.

                                                                                      Former Directorships: Director of SEI
                                                                                      Opportunity Fund, L.P. to 2010.
                                                                                      Director of SEI Alpha Strategy
                                                                                      Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met forty-four (44) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The Trust is required to show the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Because the Fund is new, as of the date of this SAI, the Trustees did not beneficially own shares of the Fund. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                               DOLLAR RANGE OF          AGGREGATE DOLLAR RANGE OF SHARES
      NAME                  FUND SHARES (FUND)(1)     (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                         None                            None
------------------------------------------------------------------------------------------
     Nesher                        None                            None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                          None                      $10,001-$50,000
------------------------------------------------------------------------------------------
    Grause                         None                       Over $100,000
------------------------------------------------------------------------------------------
    Johnson                        None                            None
------------------------------------------------------------------------------------------
   Krikorian                       None                            None
------------------------------------------------------------------------------------------
     Speca                         None                            None
------------------------------------------------------------------------------------------
   Sullivan                        None                            None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2015.

(2)  The Trust is the only investment company in the Fund Complex.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the fiscal year ended October 31, 2015.

----------------------------------------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT          ESTIMATED
                    AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
                  COMPENSATION     AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
      NAME       FROM THE TRUST        EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Doran             $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Nesher            $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Darr            $87,923             N/A                 N/A        $87,923 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Grause          $87,923             N/A                 N/A        $87,923 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Johnson          $87,923             N/A                 N/A        $87,923 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
   Krikorian         $87,923             N/A                 N/A        $87,923 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Speca           $87,923             N/A                 N/A        $87,923 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Sullivan         $98,685             N/A                 N/A        $98,685 for service on one (1) board
----------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust and length of time served and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF TIME          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             SERVED
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                       Director of Client Service, SEI Investments Company,
(Born: 1965)         (since 2011)                                    since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief Financial       Director, SEI Investments, Fund Accounting since
(Born: 1984)         Officer                                         December 2014. Audit Manager, Deloitte & Touche
                     (since 2015)                                    LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP
                                                                     (formerly Briggs, Bunting & Dougherty, LLP), from
                                                                     2007 to 2011.
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary                    Counsel at SEI Investments since 2010. Associate at
Descoteaux           (since 2011)                                    Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF TIME          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             SERVED
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                        Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                                    Fund, LP since June 2007. Chief Compliance Officer
                                                                     of SEI Alpha Strategy Portfolios, LP from June 2007
                                                                     to September 2013. Chief Compliance Officer of The
                                                                     Advisors' Inner Circle Fund II, Bishop Street Funds,
                                                                     The KP Funds, The Advisors' Inner Circle Fund III,
                                                                     Winton Series Trust, Winton Diversified Opportunities
                                                                     Fund (closed-end investment company), Gallery Trust,
                                                                     SEI Institutional Managed Trust, SEI Asset Allocation
                                                                     Trust, SEI Institutional International Trust, SEI
                                                                     Institutional Investments Trust, SEI Daily Income
                                                                     Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust,
                                                                     Adviser Managed Trust, New Covenant Funds, SEI
                                                                     Insurance Products Trust and SEI Catholic Values
                                                                     Trust. Chief Compliance Officer of SEI Opportunity
                                                                     Fund, L.P. until 2010. Chief Compliance Officer of O'Connor
                                                                     EQUUS (closed-end investment company) until April 2016.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary          Attorney, SEI Investments Company (2012-present).
(Born: 1978)         (since 2013)                                    Associate Counsel and Compliance Officer, The
                                                                     Glenmede Trust Company, N.A. (2011-2012).
                                                                     Associate, Drinker Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary          Attorney, SEI Investments Company (2014-present).
(Born: 1981)         (since 2014)                                    Associate, Stradley Ronon Stevens & Young, LLP
                                                                     (2009-2014).
------------------------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance                Senior Associate and AML Officer, Morgan Stanley
(Born: 1980)         Officer and Privacy Officer (since 2015)        Alternative Investment Partners from April 2011 to
                                                                     March 2015. Investor Services Team Lead, Morgan
                                                                     Stanley Alternative Investment Partners from 2007 to
                                                                     2011.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered exclusively to certain advisory clients of the Adviser. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the

Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC").The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in this Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or
(iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund). "Net investment income" does not include distributions of exempt-interest.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the ability of the Fund to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities.
In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Certain derivative investment by the Fund, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the "Asset Test" with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its Fund investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

CERTAIN FOREIGN CURRENCY TAX ISSUES. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If the Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and Sub-Advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser or Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or Sub-Advisers. The Adviser or Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser and Sub-Advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser and Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser and Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser and Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or Sub-Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser and Sub-Advisers under the Advisory Agreement and Sub-

Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and Sub-Advisers face a potential conflict of interest, but the Adviser and Sub-Advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser or Sub-Advisers may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or a Sub-Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or a Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal period. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of "regular brokers or dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Fund disclose a complete schedule of investments in Semi-Annual and Annual Reports to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Within 10 days of the end of each month end, the Fund will post its top ten portfolio holdings on the internet at http://www.aicfundholdings.com/cornerstone. The Fund provides information about its complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://aicfundholdings.com/cornerstone. This information is provided with a lag of at least 30 days and is publicly available to shareholders. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or class of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the

Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. When voting shares of an underlying fund, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. For assets that are managed directly by Sub-Advisers, the Adviser has delegated responsibility for decisions regarding proxy voting to the Sub-Advisers. Each Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are also included in Appendix B.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available (i) without charge, upon request, by calling 1-888-762-1442 and (ii) on the SEC's website at http://www.sec.gov.

CODE OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, but are required to report their personal securities transactions for monitoring purposes. Certain Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

Because the Fund is new, as of the date of this SAI, the Fund did not have any beneficial owners to report.

                      APPENDIX A -- DESCRIPTION OF RATINGS

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES OF CORNERSTONE AND
                                  SUB-ADVISERS

          ----------------------------------------------------
          EXHIBIT      INVESTMENT ADVISER OR SUB-ADVISER
          ----------------------------------------------------
          A            Cornerstone Advisors, Inc.
          ----------------------------------------------------
          B            Franklin Advisers, Inc.
          ----------------------------------------------------
          C            Loomis, Sayles & Company L.P.
          ----------------------------------------------------
          D            Metropolitan West Asset Management LLC
          ----------------------------------------------------
          E            Prime Advisors, Inc.
          ----------------------------------------------------

                                   EXHIBIT A


                           CORNERSTONE ADVISORS, INC.
                       IA POLICIES AND PROCEDURES MANUAL
                              8/6/2012 TO CURRENT

                                  PROXY VOTING

POLICY

     Cornerstone Advisors, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

     Cornerstone utilizes an outside proxy voting service.

BACKGROUND

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

     Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Cornerstone's Chief Investment Officer, or designee(s), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

     Cornerstone Advisors, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

     o The Front Desk Coordinator will forward any proxy materials received on behalf of clients to the Chief Investment Officer, or designee
     o Cornerstone's CIO, or designee will determine which client accounts hold the security to which the proxy relates;
     o Pursuant to its procedures, Cornerstone's Proxy Policy Committee (consisting of its Chief Investment Officer, Chief Operations Officer, and Chief Compliance Officer) will resolve any apparent or potential conflicts of interest;
     o Absent material conflicts, the Chief Investment Officer, or designee(s) will determine how Cornerstone Advisors, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

     o Cornerstone Advisors, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cornerstone Advisors, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

CLIENT REQUESTS FOR INFORMATION

     o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Investment Officer.

     o In response to any request, the Chief Investment Officer, or designee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cornerstone Advisors, Inc. voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

     o In the absence of specific voting guidelines from the client, Cornerstone Advisors, Inc. will vote proxies in the best interests of each particular client. Cornerstone Advisors, Inc. 's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cornerstone Advisors, Inc. 's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

     o Cornerstone Advisors, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

     o Cornerstone Advisors, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

CONFLICTS OF INTEREST

     o Cornerstone Advisors, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Cornerstone Advisors, Inc. with the issuer of each security to determine if Cornerstone Advisors, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

     o If a material conflict of interest exists, the Proxy Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     o Cornerstone Advisors, Inc. will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Cornerstone's Chief Investment Officer, or designee, shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

     o    These policies and procedures and any amendments;
     o    Each proxy statement that Cornerstone Advisors, Inc. receives;
     o    A record of each vote that Cornerstone Advisors, Inc. casts;
     o Any document Cornerstone Advisors, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Investment Officer, if applicable.

     o A copy of each written request from a client for information on how Cornerstone Advisors, Inc. voted such client's proxies, and a copy of any written response.

                                   EXHIBIT B

                            FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES
                 AN SEC COMPLIANCE RULE POLICY AND PROCEDURES*

            RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.a.r.l. ("FTIS S.a.r.l.") as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved ("ERISA accounts"), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the "Affiliated Subadviser") with respect to a particular Advisory Client, the
Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The
Investment Manager's Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).


----------
* Rule 38a-1 under the Investment Company Act of 1940 ("1940 Act") and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act") (together the "Compliance Rule") require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws ("Compliance Rule Policies and Procedures").

HOW THE INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS's Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services ("Egan-Jones"), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1. The issuer is a client(1) of the Investment Manager or its affiliates;

     2. The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;(2)

     3. The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);(3)

     4.   The issuer is a significant executing broker dealer; (4)

----------
(1) For purposes of this section, a "client" does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a "client."
(2) The top 50 vendors will be considered to present a potential conflict of interest.
(3) The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

     5. An Access Person(5) of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

     6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(6) of such director or trustee, also serves as an officer or director of the issuer; or

     7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer's management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and
(3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment
Manager's recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.a.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager's long-term view of the issuer's securities for investment, or it may defer the


----------
(4) The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
(5) "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources,
Inc.
(6) The term "immediate family member" means a person's spouse; child residing in the person's household
(including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled "Proxy Procedures."

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, ("1940 Act"), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission ("SEC") exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

In addition, with respect to an open-ended collective investment scheme formed as a Societed'investissement a capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund
(the "Acquirer") has invested in another sub-fund of the SICAV (the "Target"), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

ENGAGEMENT WITH ISSUERS
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

RATIFICATION OF AUDITORS: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

CHANGES TO CAPITAL STRUCTURE: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

ENVIRONMENTAL AND SOCIAL ISSUES: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton's "Responsible Investment Principles and Policies" describes the Investment Manager's approach to consideration of environmental, social and governance issues within the Investment Manager's processes and ownership practices.

In the Investment Manager's experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company's board, if the company's current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company's peers.

GOVERNANCE MATTERS: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

PROXY ACCESS: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

GLOBAL CORPORATE GOVERNANCE: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators ("CSA") rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where:
(i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client's shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client's instructions.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

     4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

     5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager's voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer's management.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

     8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

     9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy

          Group will provide reports for any timeframe requested by an Advisory Client.

     10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

     11. The Proxy Group participates in Franklin Templeton Investment's Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.

     12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U. S. registered investment companies, disclose that each fund's proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund's Form N-PX as soon as is reasonably practicable after filing Form N- PX with the SEC.

     13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients' disclosure documents.

     14. The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

     15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

     16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

     17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service's staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service's policies regarding
          (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

     18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     19.  At least annually, the Proxy Group will verify that:

          a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

          b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

          c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

          d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager's written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2(nd) Street, Fort Lauderdale, FL 33301, Attention:
Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.COM no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the

Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled "Proxy Procedures."

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016

                                   EXHIBIT C

                                LOOMIS | SAYLES

                      PROXY VOTING POLICIES AND PROCEDURES

                                 June 30, 2004

                                    AMENDED
                                 March 31, 2005
                                  May 16, 2005
                                 March 31, 2007
                                August 30, 2007
                                 March 31, 2008
                                 June 25, 2008
                               September 22, 2009
                                 April 1, 2010
                               February 15, 2011
                                 April 25, 2011
                                 March 5, 2012
                                  May 10, 2012
                               February 11, 2013
                                February 7, 2014
                               September 8, 2014
                                  June 8, 2015
                               September 1, 2015
                                 April 8, 2016

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

CONTENTS

1    GENERAL                                                                   5
     Introduction
     General Guidelines
     Proxy Committee
     Conflicts of Interest
     Recordkeeping and Disclosure

2    PROPOSALS USUALLY VOTED FOR                                              10
     Adjustments to Par Value of Common Stock
     Annual Election of Directors
     Appraisal Rights Authority to Issue Shares ( for certain foreign issuers) Blank Check Preferred Authorization
     Chairman and CEO are the Same Person
     Changing Corporate Name
     Confidential Voting
     Cumulative Voting
     Delivery of Electronic Proxy Materials
     Director Nominees in Uncontested Elections
     Director Related Compensation
     Election of CEO Director Nominees
     Election of Mutual Fund Trustees
     Equal Access
     Fair Price Provisions
     Golden and Tin Parachutes
     Greenshoe Options
     Independent Audit, Compensation and Nominating Committees
     Independent Board Chairman
     Majority Voting
     OBRA-Related Compensation Proposals
     Ratifying Auditors
     Reverse Stock Splits
     Right to Adjourn
     Right to Call a Special Meeting
     Share Cancellation Programs
     Shareholder Ability to Alter the Size of the Board
     Shareholder Ability to Remove Directors
     Share Repurchase Programs
     Stock Distributions: Splits and Dividends
     White Squire Placements
     Written Consent



Loomis, Sayles & Company, L.P. April 2016      2
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

3    PROPOSALS USUALLY VOTED AGAINST                                          14
     Common Stock Authorization
     Director and Officer Indemnification and Liability Protection
     Shareholder Ability to Act by Written Consent
     Shareholder Ability to Call Special Meetings
     Shareholder Ability to Remove Directors
     Share Retention By Executives
     Staggered Director Elections
     Stock Ownership Requirements
     Supermajority Shareholder Vote Requirements
     Term of Office
     Unequal Voting Rights

4    PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE                            15
     PROXY VOTING SERVICE
     401(k) Employee Benefit Plans
     Compensation Plans
     Employee Stock Ownership Plans
     Executive Compensation Advisory Resolutions ("Say-on-Pay")
     Non-Material Miscellaneous Bookkeeping Proposals
     Proxy Access
     Preemptive Rights
     Stock Option
     Plans Technical Amendments to By-laws

5    PROPOSALS REQUIRING SPECIAL CONSIDERATION                                16
     Asset Sales
     Bundled Proposals
     Charitable and Political Contributions and Lobbying Expenditures Compensation in the Event of a Change in Control
     Conversion of Debt Instruments
     Corporate Restructuring
     Counting Abstentions
     Debt Restructurings
     Delisting a Security
     Director Nominees in Contested Elections
     Disclosure of Prior Government Service


Loomis, Sayles & Company, L.P. April 2016      3
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

     Environment and Social issues
     Animal Rights
     Energy and Environment
     Equal Employment Opportunity and Discrimination
     Human Resource Issues
     Maquiladora Standards and International Operations Policies
     Military Business
     Northern Ireland
     Product Integrity and Marketing
     Third World Debt Crisis
     Golden Coffins
     Greenmail
     Liquidations
     Mergers and Acquisitions
     Mutual Fund Distribution Agreements
     Mutual Fund Fundamental Investment Restrictions
     Mutual Fund Investment Advisory Agreement
     Poison Pills
     Proxy Access
     Proxy Contest Defenses
     Reimburse Proxy Solicitation Expenses
     Reincorporation Proposals
     Shareholder Advisory Committees
     Shareholder Proposals to Limit Executive and Director Pay State
     Spin-offs
     Takeover Statutes
     Tender Offer Defenses
     Transition Manager Ballots


Loomis, Sayles & Company, L.P. April 2016      4
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

1. GENERAL

A. INTRODUCTION.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08 -2 (October 17, 2008).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. GENERAL GUIDELINES.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2)



Loomis, Sayles & Company, L.P. April 2016      5
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

     delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client's best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.


Loomis, Sayles & Company, L.P. April 2016      6
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C. PROXY COMMITTEE.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including:

          (i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

         (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b.   to oversee the proxy voting process, including:

          (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

          (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

         (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

          (iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients' best interests;

     c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:



Loomis, Sayles & Company, L.P. April 2016      7
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

          (i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

               (a) the adequacy and quality of the Proxy Voting Service's staffing and personnel, and

               (b) the robustness of the Proxy Voting Service's policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

          (ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

         (iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services' conflict policies and procedures, and

          (iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service's recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.   Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).


D.   CONFLICTS OF INTEREST.

Loomis, Sayles & Company, L.P. April 2016      8
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. RECORDKEEPING AND DISCLOSURE.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.


Loomis, Sayles & Company, L.P. April 2016      9
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board's authority to issue shares with preemptive rights is limited to no more than 66% of the issuer's issued ordinary share capital; or (2) the board's authority to issue shares without preemptive rights is limited to no more than 5% of the issuer's issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer's board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.


Loomis, Sayles & Company, L.P. April 2016      10
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominee of non-U.S.-domiciled companies that sits on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that


Loomis, Sayles & Company, L.P. April 2016      11
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer's board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.


Loomis, Sayles & Company, L.P. April 2016      12
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.   Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C. Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.   Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.



Loomis, Sayles & Company, L.P. April 2016      13
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.


Loomis, Sayles & Company, L.P. April 2016      14
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.   Vote against dual class exchange offers and dual class recapitalizations.

B. Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.


401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans ("ESOPs"): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.


Loomis, Sayles & Company, L.P. April 2016      15
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C. Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer's proxy ballot ("Proxy Access"). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.   Vote against plans which expressly permit repricing of underwater options.

B.   Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.   Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION


Loomis, Sayles & Company, L.P. April 2016      16
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy -- Loomis Sayles'


Loomis, Sayles & Company, L.P. April 2016      17
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

     Animal Rights: Proposals that deal with animal rights.

     Energy and Environment: Proposals that request companies to file the CERES Principles.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Human Resources Issues: Proposals regarding human resources issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Military Business: Proposals on defense issues.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.


Loomis, Sayles & Company, L.P. April 2016      18
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

     Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.


Loomis, Sayles & Company, L.P. April 2016      19
All Rights Reserved

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:
A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles' management of the client's holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client's account with Loomis Sayles.


Loomis, Sayles & Company, L.P. April 2016      20
All Rights Reserved

                                   EXHIBIT D

                     METROPOLITAN WEST ASSET MANAGEMENT LLC
				 PROXY VOTING GUIDELINES AND PROCEDURES


Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the "Guidelines").

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser's Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures ("Sub-Adviser's Proxy Voting Policies and Procedures") are consistent with the Adviser's Proxy Voting Policies and Procedures or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser's Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. The Adviser will be responsible for overseeing the Sub- Adviser's exercise of its proxy voting responsibilities on behalf of TCW.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an "Outside Service") to help manage the proxy voting process. An Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW's clients' best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

TCW PORTFOLIO
    MANAGEMENT POLICY

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW's clients. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's written rationale, he/she will obtain the approval of TCW's Director of Research (the "Director of Research") for the written rationale before submitting it. The Director of Research will review the portfolio manager's written rationale and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW's clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:


     Where the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

     TCW PORTFOLIO
    MANAGEMENT POLICY

     Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

     When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

     Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

     Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.


TCW PORTFOLIO
    MANAGEMENT POLICY

For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.

Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

     o    For director and management nominees in uncontested elections

     o    For management nominees in contested elections

     o For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

     o    For routine management proposals

     o For amendments to the company's certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders' rights

Capital Structure

     o    For reasonable changes in authorized common stock

     o For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

     o    For approving the issuance or exercise of stock warrants

TCW PORTFOLIO
    MANAGEMENT POLICY

     o For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

     o    For amending or canceling a class or series of preferred stock

     o Against authorizing and for eliminating or amending dual or multiple classes of common stock

     o    For a stock repurchase program

     o    For a stock split

     o For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

     o For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

     o    For adopting or preserving cumulative voting

Board of Directors

     o    For limiting the liability of directors

     o    For setting the board size

     o For allowing the directors to fill vacancies on the board without shareholder approval

     o Against giving the board the authority to set the size of the board as needed without shareholder approval

     o For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

     o    Against the concept of a classified board

     o    Against the concept of a shareholder rights plan (poison pill)

     o Against eliminating or limiting shareholders' right to call a special meeting

     o    For restoring shareholders' right to call a special meeting

     o Against eliminating or limiting shareholders' right to act by written consent

     o    For restoring shareholders' right to act by written consent

     o    Against establishing or maintaining a supermajority vote provision to
          (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

     o Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

     o    Against fair price provisions

TCW PORTFOLIO
    MANAGEMENT POLICY

     o    For limiting the payment of greenmail

     o    Against adopting advance notice requirements

     o    Against opting into a state takeover statutory provision

Compensation

     o In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

     o For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

     o    For limiting per-employee option awards

     o    For extending the term of a stock incentive plan for employees

     o    Refer on assuming stock incentive plans

     o    With management on "say on pay" proposals

Shareholder Proposals

     o    For requiring shareholder ratification of auditors

     o    Against requiring the auditors to attend the annual meeting

     o    Against limiting consulting by auditors

     o    Against requiring the rotation of auditors

     o    Against restoring preemptive rights

     o For asking the company to study sales, spin-offs, or other strategic alternatives

     o For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

     o Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

     o Against eliminating the company's discretion to vote unmarked proxy ballots.

     o    For providing equal access to the proxy materials for shareholders

     o Against making changes to board or chairman election, composition or eligibility requirements

     o    Against changing the annual meeting location or date

     o For increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan

     o    Against urging the creation of a shareholder committee

     o    For adopting cumulative voting

TCW PORTFOLIO
    MANAGEMENT POLICY

     o Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect

     o    For repealing a classified board

     o Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

     o    Against supermajority provisions

     o    Against repealing fair price provisions

     o For restoring shareholders' right to call a special meeting or act by written consent

     o For limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

     o For seeking to force the company to opt out of a state takeover statutory provision

     o    Against reincorporating the company in another state

     o    For limiting greenmail payments

     o Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

     o For banning or calling for a shareholder vote on future golden parachutes

     o    Against seeking to award performance-based stock options

     o Against establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement

     o Against requesting that future executive compensation be determined without regard to any pension fund income

     o Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

     o    Against requiring option shares to be held

     o    For the creation of a compensation and a nominating committee

     o    For increasing the independence of key committees

Social Issue Proposals

     o For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

     o Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

TCW PORTFOLIO
    MANAGEMENT POLICY

A description of TCW's policies and procedures relating to proxy voting and class actions can also be found in the firm's Part 2A of Form ADV. A copy of TCW's Form ADV is available to clients upon request to the Proxy Specialist.

TCW PORTFOLIO
    MANAGEMENT POLICY

                                   EXHIBIT E

                              Prime Advisors, Inc.

                            Policies and Procedures
                                  Proxy Voting



POLICY

Prime, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Prime's policy of having no proxy voting responsibility is disclosed to clients.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Prime's Chief Compliance Officer, or his designee, has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

PROCEDURE

Prime has adopted various procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

     o Any notice to vote proxies sent to Prime on behalf of any of its clients must be forwarded to the Chief Compliance Officer, or his designee, who will send such notice to the appropriate client representative.

REGULATORY REFERENCE

Proxy Voting

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(1)(ii) Amended and Restated Schedule, dated May 19, 1998, to the Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(1)(iii) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(iv) Amended Schedule A, dated May 13, 2014, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(1)(v) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(1)(v) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management, Inc. (now, Acadian Asset Management
LLC) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(vi) Amended Schedule A to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset Management LLC) is incorporated herein by reference to exhibit
(d)(12) of Post-Effective Amendment No. 127 to the Registrant's

Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(1)(vii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(viii) Amended Schedule A, dated August 28, 2015, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC, is incorporated herein by reference to exhibit (d)(1)(viii) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(d)(1)(ix) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(x) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit
(d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xi) Investment Advisory Agreement, dated August 8, 2008, between the Registrant and Rice, Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(d)(1)(xii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xiii) Amendment and Revised Schedule A, dated June 1, 2010, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(1)(xiv) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(xv) Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(1)(xvi) Amended Schedule, dated February 29, 2016, to the Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp., is incorporated herein by reference to exhibit
(d)(xvi) of Post-Effective Amendment No. 263 to the Registrant's Registration

Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(1)(xvii) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xviii) Investment Advisory Agreement, dated March 10, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xix) Investment Advisory Agreement, dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xx) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P. is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxi) Investment Advisory Agreement, dated December 19, 2011, between the Registrant and CBRE Clarion Securities LLC is incorporated herein by reference to exhibit (d)(39) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxii) Revised Schedule A, dated May 15, 2013, to the Investment Advisory Agreement between the Registrant and CBRE Clarion Securities LLC is incorporated herein by reference to exhibit (d)(40) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000354 on June 28, 2013.

(d)(1)(xxiii) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(1)(xxiv) Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc. is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxv) Amended Schedule A to the Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc. is incorporated herein by reference to exhibit (d)(49) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(1)(xxvi) Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc. is incorporated herein by reference to exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxvii) Amended Schedule A, dated August 30, 2016, to the Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc., is filed herewith.

(d)(1)(xxviii) Investment Advisory Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(1)(xxix) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxix) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and AT Investment Advisers, Inc. (formerly, Stein Roe Investment Counsel, Inc.) is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxx) Investment Advisory Agreement, dated July 3, 2013, between the Registrant and Fayez Sarofim & Co. is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(i) Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(ii) Amended Schedule A, dated November 17, 2014, to the Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 248 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000803 on December 29, 2014.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(iii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(v) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(iv) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Thornburg Investment Management, Inc., relating to the Cornerstone Advisors Global Public Equity

Fund, is incorporated herein by reference to exhibit (d)(2)(v) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(vii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(vi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(viii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(viii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(ix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ix) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(x) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(x) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xiii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xiii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xiv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xiv) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xv) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xvi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xvi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xvii) Amended Schedule A, dated December 15, 2014, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xviii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and BlackRock Financial Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(2)(xviii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xx) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xix) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xx) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxii) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit
(d)(2)(xxi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxiii) Amended Schedule A, dated August 31, 2015, to the Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxiii) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xxiv) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxv) Investment Sub-Advisory Agreement, dated January 15, 2016, between Cornerstone Advisors, Inc. and Robert W. Baird & Co. Incorporated, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xxv) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(2)(xxvi) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Franklin Advisers, Inc., relating to the Cornerstone Advisors Core Plus Bond Fund, is filed herewith.

(d)(2)(xxvii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Loomis, Sayles & Company, L.P., relating to the Cornerstone Advisors Core Plus Bond Fund, is filed herewith.

(d)(2)(xxviii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Metropolitan West Asset Management LLC, relating to the Cornerstone Advisors Core Plus Bond Fund, is filed herewith.

(d)(2)(xxix) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Prime Advisors, Inc., relating to the Cornerstone Advisors Core Plus Bond Fund, is filed herewith.

(d)(3)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ii) Amended Schedule A, dated May 13, 2014, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(3)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement, dated February 10, 2014, between the Registrant and Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(3)(iv) Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(3)(v) Amended Schedule A, dated August 28, 2015, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors, LLC, is incorporated herein by reference to exhibit (d)(3)(v) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(d)(3)(vi) Amended and Restated Expense Limitation Agreement, dated February 23, 2016, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit (d)(3)(vi) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(3)(vii) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit
(d)(25) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(viii) Amended and Restated Expense Limitation Agreement, dated February 10, 2015, between the Registrant and Westwood Management Corp., relating to the Westwood Funds, is incorporated herein by reference to exhibit (d)(3)(ix) of Post-Effective Amendment No. 254 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000298 on April 20, 2015.

(d)(3)(ix) Amended Schedule A, dated February 23, 2016, to the Expense Limitation Agreement, dated February 10, 2015, between the Registrant and Westwood Management Corp., relating to the Westwood Funds, is incorporated herein by reference to exhibit (d)(3)(ix) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(3)(x) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(3)(xi) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xii) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Micro Cap Equity Fund, is incorporated herein by reference to exhibit
(d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(3)(xiii) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xiv) Amended and Restated Expense Limitation Agreement, dated May 14, 2013, between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Funds, is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000354 on June 28, 2013.

(d)(3)(xv) Amended and Restated Expense Limitation Agreement, dated April 30, 2013, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 210 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000257 on April 30, 2013.

(d)(3)(xvi) Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xvii) Amended Schedule A to the Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(3)(xviii) Expense Limitation Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited, relating to the Harvest Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(3)(xix) Expense Limitation Agreement, dated February 23, 2016, between the Registrant and AT Investment Advisers, Inc., relating to the AT Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(3)(xx) Expense Limitation Agreement, effective as of July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(e)(1)(i) Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(1)(i) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(e)(1)(ii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(2)(i) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(1)(ii) Amendment, dated November 6, 2013, to the Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(2)(i) Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.) is filed herewith.

(g)(2)(ii) Amended Appendix B, dated June 1, 2016, to the Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.) is filed herewith.

(g)(3)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(g)(3)(ii) Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(g)(3)(iii) Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(h)(1)(i) Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(h)(1)(ii) Amendment, dated June 11, 2014, relating to the LSV Funds, to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1)(ii) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(h)(2)(i) Transfer Agency and Services Agreement, dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.

(h)(2)(ii) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Services Agreement, dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(iv) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
(h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(v) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(vi) Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is filed herewith.

(h)(2)(vii) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(viii) Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is filed herewith.

(h)(2)(ix) Transfer Agency Agreement, dated May 31, 2007, between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(h)(2)(x) Transfer Agency Services Agreement between the Registrant and Atlantic Shareholder Services, LLC, to be filed by amendment.

(h)(2)(xi) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(2)(xii) Amendment to the Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(3)(i) Shareholder Services Plan relating to the AT Funds, Cambiar Funds, CBRE Clarion Funds, Cornerstone Funds, Edgewood Growth Fund, Hamlin High Dividend Equity Fund, Sands Capital Global Growth Fund, Thomson Horstmann & Bryant MicroCap Fund and Westwood Funds, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan is filed herewith.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Not Applicable.

(k) Not Applicable.

(l) Not Applicable.

(m)(1)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended May 13, 2014, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(m)(2)(i) Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James SMID Cap Portfolio (formerly, Rice Hall James Mid Cap Portfolio), is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000242 on June 1, 2004.

(m)(2)(ii) Amended Schedule A, dated November 13, 2007, to the Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James SMID Cap Portfolio (formerly, Rice Hall James Mid Cap Portfolio), is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(2) Schedule M and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Funds, is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(n)(3) Amended and Restated Schedule B and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(n)(4) Amended and Restated Schedule D to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Westwood Funds, is incorporated herein by reference to exhibit (n)(1)(iv) of

Post-Effective Amendment No. 254 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000298 on April 20, 2015.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics, dated November 2007, is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15,
2007.

(p)(2) LSV Asset Management Revised Code of Ethics, dated September 25, 2015, is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(3) Cambiar Investors, LLC Revised Code of Ethics, dated January 2012, is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 194 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000394 on August 28, 2012.

(p)(4) Investment Counselors of Maryland, LLC Revised Code of Ethics, dated November 2015, is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(5) C.S. McKee, LLP Revised Code of Ethics, dated April 18, 2013, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(6) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, dated June 1, 2014, is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(7) First Manhattan Co. Revised Code of Ethics, dated December 2006, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(8) Haverford Investment Management, Inc. Revised Code of Ethics, dated July 2012, is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(9) Rice Hall James & Associates, LLC Revised Code of Ethics, dated October 2013, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(10) Acadian Asset Management LLC Revised Code of Ethics, dated February 2015, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(11) Westwood Management Corp. Revised Code of Ethics, dated July 28, 2015, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(12) Edgewood Management LLC Revised Code of Ethics, dated October 1, 2015, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(13) Sands Capital Management, LLC Code of Ethics, dated July 2014, is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(14) AlphaOne Investment Services, LLC Code of Ethics, dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(15) Loomis, Sayles & Company L.P. Revised Code of Ethics, dated September 30, 2015, is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(16) CBRE Clarion Securities LLC Revised Code of Ethics, dated January 2014, is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(17) SKY Harbor Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(18) Hamlin Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(19) Thomson Horstmann & Bryant, Inc. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(20) SEI Investments Distribution Co. Code of Ethics, dated September 1, 2015, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(21) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(22) Parametric Portfolio Associates LLC Code of Ethics, dated May 3, 2012, is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(23) Harris Associates L.P. Revised Code of Ethics, dated February 14, 2014, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(24) Thornburg Investment Management Inc. Revised Code of Ethics, dated March 2015, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(25) Marsico Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(26) Cramer Rosenthal McGlynn LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(27) Fairpointe Capital LLC Revised Code of Ethics, dated 2015, is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(28) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(29) Allianz Global Investors Capital LLC Code of Ethics, dated May 5, 2014, is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(30) Driehaus Capital Management LLC Revised Code of Ethics, dated June 15, 2015, is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(31) OFI SteelPath, Inc. Revised Code of Ethics, dated June 1, 2015, is incorporated herein by reference to exhibit (p)(31) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(32) AlphaSimplex Group, LLC Code of Ethics, dated July 30, 2010, is incorporated herein by reference to exhibit (p)(41) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(33) ClariVest Asset Management LLC Revised Code of Ethics, dated September 30, 2015, is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(34) Kayne Anderson Capital Advisors, L.P. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(35) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(36) Harvest Global Investments Limited Revised Code of Ethics, dated October 2015, is incorporated herein by reference to exhibit (p)(36) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(p)(37) AT Investment Advisers, Inc. Code of Ethics, dated March 31, 2010, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(38) Fayez Sarofim & Co. Code of Ethics, dated October 27, 2014, is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 255 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000328 on April 30, 2015.

(p)(39) SEI Investments Global Funds Services Code of Ethics, dated February 2015, is incorporated herein by reference to exhibit (p)(39) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(40) Numeric Investors LLC Revised Code of Ethics, dated August 2014, is incorporated herein by reference to exhibit (p)(40) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(41) Strategic Income Management, LLC Code of Ethics, dated March 2013, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(42) AJO, LP Code of Ethics, dated January 2, 2009, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(p)(43) Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC Code of Ethics, dated April 2014, is incorporated herein by reference to exhibit (p)(46) of Post-Effective

Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(p)(44) Robert W. Baird & Co. Incorporated Code of Ethics, dated November 30, 2015, is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(45) Franklin Advisers, Inc. Code of Ethics, dated May 1, 2013, is filed herewith.

(p)(46) Metropolitan West Asset Management LLC Code of Ethics, is filed herewith.

(p)(47) Prime Advisors, Inc. Code of Ethics, is filed herewith.

(q)(1) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 212 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000327 on June 18, 2013.

(q)(2) Power of Attorney for Mr. Stephen Connors is incorporated herein by reference to exhibit (q)(2) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS ADDRESS OF    CONNECTION WITH OTHER
  INVESTMENT ADVISER                   OTHER COMPANY                         COMPANY
----------------------------------------------------------------------------------------------------
John Chisholm, Executive    Acadian Asset Management (UK) Ltd         Affiliated Directorships
Vice President, CIO,        110 Cannon Street, 4th Floor
Member of Board of          London EC4N 6EU
Managers                    United Kingdom
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Australia)      Affiliated Directorships
                            Ltd
                            20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
----------------------------------------------------------------------------------------------------
Churchill Franklin, CEO,    Acadian Asset Management (Australia)      Affiliated Directorships
Member of Board of          Ltd
Managers                    20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
                            ------------------------------------------------------------------------
                            Acadian Asset Management (UK) Ltd         Affiliated Directorships
                            110 Cannon Street, 4th Floor
                            London EC4N 6EU
                            United Kingdom
                            ------------------------------------------------------------------------
                            Acadian Cayman Limited G.P.               Affiliated Directorships
                            Maples Corporate Services Limited
                            PO Box 309
                            Ugland House
                            Grand Cayman, KY1-1104
                            Cayman Islands
----------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman   Acadian Asset Management (Singapore)      Affiliated Directorships
of the Board of Managers    Pte Ltd
                            8 Shenton Way, #37-02
                            Singapore 068811
----------------------------------------------------------------------------------------------------


                                      C-17


                            ------------------------------------------
                            Acadian Cayman Limited G.P.
                            Maples Corporate Services Limited
                            PO Box 309
                            Ugland House
                            Grand Cayman, KY1-1104
                            Cayman Islands
----------------------------------------------------------------------------------------------------
Mark Minichiello, Executive Acadian Asset Management (UK) Ltd         Affiliated Directorships
Vice President, COO,        110 Cannon Street, 4th Floor
Treasurer, Secretary,       London EC4N 6EU
Member of Board of          United Kingdom
Managers                    ------------------------------------------------------------------------
                            Acadian Asset Management (Australia)      Affiliated Directorships
                            Ltd
                            20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Singapore)      Affiliated Directorships
                            Pte Ltd
                            8 Shenton Way, #37-02
                            Singapore 068811
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Japan)          Affiliated Directorships
                            Marunouchi Trust Tower Main
                            1-8-3 Marunouchi, Chiyoda-ku
                            Tokyo 100-0005
                            Japan
----------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice   Acadian Asset Management (UK) Ltd         Affiliated Directorships
President, Head of Client   110 Cannon Street, 4th Floor
Service, Member of Board    London EC4N 6EU
of Managers                 United Kingdom
                            ------------------------------------------------------------------------
                            Acadian Cayman Limited G.P.               Affiliated Directorships
                            Maples Corporate Services Limited
                            PO Box 309
                            Ugland House
                            Grand Cayman, KY1-1104
                            Cayman Islands
                            ------------------------------------------------------------------------
                            Acadian Asset Management                  Affiliated Directorships
                            (Australia) Ltd
                            20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Singapore)      Affiliated Directorships
                            Pte Ltd
                            8 Shenton Way, #37-02
                            Singapore 068811
----------------------------------------------------------------------------------------------------

                                      C-18


                            ------------------------------------------------------------------------
                            Acadian Asset Management (Japan)          Affiliated Directorships
                            Marunouchi Trust Tower Main
                            1-8-3 Marunouchi, Chiyoda-ku
                            Tokyo 100-0005
                            Japan
----------------------------------------------------------------------------------------------------
Linda Gibson, Member of     Executive Vice President and Head of      Affiliated Directorships
Board of Managers           Global Distribution -- OM Asset
                            Management PLC (a public company
                            traded on the NYSE);
                            5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
                            ------------------------------------------------------------------------
                            Director, Executive Vice President and    Affiliated Directorships
                            Head of Global Distribution -- OMAM Inc.
                            (f/k/a Old Mutual (US) Holdings Inc.) (a
                            holding company);
                            200 Clarendon Street, 53(rd) Floor
                            Boston, MA 02116
                            ----------------------------------------- ------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor);
                            260 Franklin Street
                            Boston, MA 02110
                            ----------------------------------------- ------------------------------
                            Barrow, Hanley, Mewhinney & Strauss,      Affiliated Directorships
                            LLC (an investment advisor);
                            JPMorgan Chase Tower
                            2200 Ross Avenue, 31st Floor
                            Dallas, TX 75201
                            ----------------------------------------- ------------------------------
                            OMAM (HFL) Inc. (f/k/a Old Mutual         Affiliated Directorships
                            (HFL) Inc.) (a holding company for
                            Heitman affiliated financial services
                            firms);
                            200 Clarendon Street, 53(rd) Floor
                            Boston, MA 02116
                            ----------------------------------------- ------------------------------
                            OMAM International Ltd. (f/k/a Old        Affiliated Directorships
                            Mutual Asset Management International,
                            Ltd.) (an investment advisor);
                            Millenium Bridge House
                            2 Lambeth Hill
                            London
                            England
                            EC4V 4GG
----------------------------------------------------------------------------------------------------
Christopher Hadley,         Executive Vice President and Chief        Affiliated Directorships
Member of Board of          Talent Officer -- OM Asset Management
Managers                    PLC (a public company traded on the
                            NYSE); 5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
----------------------------------------------------------------------------------------------------

                                      C-19



                            ------------------------------------------------------------------------
                            Executive Vice President and Chief        Affiliated Directorships
                            Talent Officer -- OMAM Inc. (f/k/a
                            Old Mutual (US) Holdings Inc.)
                            (a holding company);
                            200 Clarendon Street, 53(rd) Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor)
                            260 Franklin Street
                            Boston, MA 02110
------------------------ ---------------------------------------------------------------------------
Aidan Riordan, Member of    Executive Vice President, Head of         Affiliated Directorships
Board of Managers           Affiliate Management - OM Asset
                            Management PLC (a public company
                            traded on the NYSE);
                            5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
                            ------------------------------------------------------------------------
                            Executive Vice President, Head of         Affiliated Directorships
                            Affiliate Management -- OMAM Inc.
                            (f/k/a Old Mutual (US) Holdings Inc.)
                            (a holding company);
                            200 Clarendon Street, 53(rd) Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor);
                            260 Franklin Street
                            Boston, MA 02110
                            ------------------------------------------------------------------------
                            Barrow, Hanley, Mewhinney & Strauss,      Affiliated Directorships
                            LLC (an investment advisor);
                            JPMorgan Chase Tower
                            2200 Ross Avenue, 31st Floor
                            Dallas, TX 75201
                            ------------------------------------------------------------------------
                            Campbell Global, LLC (an investment       Affiliated Directorships
                            advisor)
                            One South West Columbia, Suite 1720
                            Portland, OR 97258
                            ------------------------------------------------------------------------
                            Copper Rock Capital Partners LLC (an      Affiliated Directorships
                            investment advisor);
                            200 Clarendon Street, 51(st) Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            OMAM (HFL) Inc. (f/k/a Old Mutual         Affiliated Directorships
                            (HFL) Inc.) (a holding company for
                            Heitman affiliated financial services
                            firms);
                            200 Clarendon Street, 53(rd) Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Investment Counselors of Maryland, LLC    Affiliated Directorships
                            (an investment advisor);
                            300 East Lombard Street, Suite 810
                            Baltimore, MD 21202
----------------------------------------------------------------------------------------------------

                                      C-20


----------------------------------------------------------------------------------------------------
                            Thompson, Siegel & Walmsley LLC (an       Affiliated Directorships
                            investment advisor)
                            6806 Paragon Pl., Ste. 300
                            Richmond, VA 23230
----------------------------------------------------------------------------------------------------
Stephen Belgrad, Member of  Executive Vice President and Chief        Affiliated Directorships
Board of Managers           Financial Officer - OM Asset Management
                            PLC (a public company traded on the
                            NYSE);
                            5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
                            ------------------------------------------------------------------------
                            Director, Executive Vice President and    Affiliated Directorships
                            Chief Financial Officer -- OMAM Inc.
                            (f/k/a Old Mutual (US) Holdings Inc.) (a
                            holding company);
                            200 Clarendon Street, 53(rd) Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor);
                            260 Franklin Street
                            Boston, MA 02110
                            ------------------------------------------------------------------------
                            OMAM International Ltd. (f/k/a Old        Affiliated Directorships
                            Mutual Asset Management International,
                            Ltd.) (an investment advisor)
                            Millenium Bridge House
                            2 Lambeth Hill
                            London
                            England
                            EC4V 4GG
----------------------------------------------------------------------------------------------------

AJO, LP
AJO, LP ("AJO") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and October 31, 2015.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS ADDRESS OF    CONNECTION WITH OTHER
  INVESTMENT ADVISER                       OTHER COMPANY                       COMPANY
----------------------------------------------------------------------------------------------
                                   RV Capital
         Arup Datta                Royal Group Building
Principal, Portfolio Manager       Unit 15-05                                 Director
                                   3 Phillip Street
                                   Singapore 048693
----------------------------------------------------------------------------------------------

ALLIANZ GLOBAL INVESTORS U.S. LLC
Allianz Global Investors U.S. LLC ("AllianzGI US") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AllianzGI US is 1633 Broadway, New York, New York 10019. AllianzGI US is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
 INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                 COMPANY
-------------------------------------------------------------------------------------------------------
Douglas Eu                         Allianz Global Investors           Managing Director, Chief
                                   Holdings LLC                       Executive Officer,
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Julian Sluyters, Member,           Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Operating Officer
Global Investors U.S.              1633 Broadway
Holdings LLC                       New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director
                                   Distributors LLC
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Chairman-Management Board
                                   Management LLC
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
John Carroll, Member, Executive    Allianz Global Investors           Managing Director, Head of
Committee Allianz Global           Holdings LLC                       Retail Distribution, Member-
Investors U.S. Holdings LLC        1633 Broadway                      Operating Committee
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director, Chief
                                   Distributors LLC                   Executive Officer, Head of Retail
                                   1633 Broadway                      Distribution US
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Member--Management Board
                                   Management LLC
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Barbara Claussen, Member,          Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Administrative Officer, Member-
Global Investors U.S. Holdings     1633 Broadway                      Operating Committee
LLC                                New York, NY 10019
                                   --------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director
                                   2100 Ross Ave, Suite 700
                                   Dallas, TX 75201
-------------------------------------------------------------------------------------------------------
Benno Fischer, Member,             NFJ Investment Group LLC           Managing Director, Chief
Executive Committee Allianz        2100 Ross Ave, Suite 700           Investment Officer
Global Investors U.S. Holdings     Dallas, TX 75201
LLC
-------------------------------------------------------------------------------------------------------
Douglas Forsyth, Member,           Allianz Global Investors           Chief Investment Officer Fixed
Executive Committee Allianz        Holdings LLC                       Income US
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
-------------------------------------------------------------------------------------------------------
Jill Lohrfink, Member, Executive   Allianz Global Investors           Managing Director, Head of
Committee Allianz Global           Holdings LLC                       Institutional--North America
Investors U.S. Holdings LLC        1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Scott Migliori, Member,            Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Investment Officer Equity US
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Herold Rohweder, Member,           Allianz Global Investors           Managing Director, Global Chief
Executive Committee Allianz        Holdings LLC                       Investment Officer Multi-Asset
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
-------------------------------------------------------------------------------------------------------
Susan King, Member, Executive      Allianz Global Investors           Managing Director, Chief
Committee Allianz Global           Holdings LLC                       Marketing Officer U.S.
Investors U.S. Holdings LLC        1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director, Chief
                                   2100 Ross Ave, Suite 700           Marketing Officer U.S.
                                   Dallas, TX 75201
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Managing Director, Chief
                                   Management LLC                     Marketing Officer U.S.
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director, Chief
                                   Distributors LLC                   Marketing Officer U.S.
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
David Jobson, Member,              Allianz Global Investors           Managing Director, Head of
Executive Committee Allianz        Holdings LLC                       Product Management and Strategy
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Member--Management Board
                                   Management LLC
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Erin Bengtson-Olivieri, Member,    Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Financial Officer
Global Investors U.S. Holdings     1633 Broadway
LLC, Chief Financial Officer       New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director
                                   Distributors LLC
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Member - Management Board,
                                   Management LLC                     Managing Director, Chief
                                   1633 Broadway                      Financial Officer
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director, Chief
                                   2100 Ross Ave, Suite 700           Financial Officer
                                   Dallas, TX 75201
-------------------------------------------------------------------------------------------------------
Peter Bonanno, Chief Legal         Allianz Global Investors Capital   Director
Officer, Allianz Global Investors  Limited (UK)
U.S. LLC (as of December 1, 2014)  353 Strand, London, WC2R 0HS
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director
                                   Distributors LLC
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director, General
                                   Holdings LLC                       Counsel, Secretary, Secretary of
                                   1633 Broadway                      Executive Committee and
                                   New York, NY 10019                 Secretary of Operating
                                                                      Committee
                                   --------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director, Chief Legal
                                   2100 Ross Ave, Suite 700           Officer
                                   Dallas, TX 75201
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Paul Koo, Chief Compliance         Allianz Global Investors           Director, Deputy Head of U.S.
Officer                            Holdings LLC                       Compliance
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------

ALPHAONE INVESTMENT SERVICES, LLC
AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Micro Cap Equity Fund. The principal address of AlphaOne is 789 E. Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------
 NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
   INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                COMPANY
-----------------------------------------------------------------------------------------
Paul Hondros, President       IntrustNet Insurance Services, LLC         Chairman
and CEO                       7 Whippoorwill Rd.
                              Armonk, NY 10504
-----------------------------------------------------------------------------------------

AT INVESTMENT ADVISERS, INC.
AT Investment Advisers, Inc. ("AT") serves as the investment adviser for the AT Disciplined Equity Fund, AT Income Opportunities Fund and AT Mid Cap Equity Fund. The principal address of AT is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. AT is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------
    NAME AND POSITION          NAME AND PRINCIPAL BUSINESS        CONNECTION WITH
WITH INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY           OTHER COMPANY
-----------------------------------------------------------------------------------
Dan Brown, CFO                  CIBC World Markets Corp.             Employee
                                425 Lexington Ave.
                                5th Floor
                                New York, NY 10017
-----------------------------------------------------------------------------------

BLACKROCK FINANCIAL MANAGEMENT, LLC
BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street, New York, New York 10055. BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BlackRock for the fiscal years ended October 31, 2014 and 2015 is incorporated herein by reference to Form ADV filed by BlackRock with the SEC.

CAMBIAR INVESTORS, LLC
Cambiar Investors, LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Unconstrained Equity Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small

Cap Fund. The principal address of Cambiar is 200 Columbine Street, Suite 800, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended April 30, 2014 and 2015, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CBRE CLARION SECURITIES LLC
CBRE Clarion Securities LLC ("CBRE Clarion") serves as the investment adviser for the CBRE Clarion Long/Short Fund and the CBRE Clarion Global Infrastructure Value Fund. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087. CBRE Clarion is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------
 NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
-----------------------------------------------------------------------------------------------
T. Ritson Ferguson              CBRE Clarion Global Real Estate       Interested Trustee
Chief Executive Officer         Income Fund (IGR)
and Co-Chief Investment         c/o 201 King of Prussia Road, Suite
Officer                         600, Radnor, PA 19087
-----------------------------------------------------------------------------------------------
Jarrett B. Kling                HC Capital Trust                      Trustee
Managing Director -- Sales      300 Barr Harbor Dr, Suite 500
and Marketing                   West Conshohocken, PA 19428
                                ---------------------------------------------------------------
                                Boys and Girls Clubs of America       National Trustee
                                1275 Peachtree Street NE
                                Atlanta, GA 30309-3506
-----------------------------------------------------------------------------------------------
William Zitelli                 CBRE Clarion Global Real Estate       Chief Compliance Officer
General Counsel                 Income Fund (IGR)
                                c/o 201 King of Prussia Road, Suite
                                600, Radnor, PA 19087
-----------------------------------------------------------------------------------------------
Jonathan Blome                  CBRE Clarion Global Real Estate       Chief Financial Officer
Chief Financial Officer         Income Fund (IGR)
                                c/o 201 King of Prussia Road, Suite
                                600, Radnor, PA 19087
-----------------------------------------------------------------------------------------------

CLARIVEST ASSET MANAGEMENT LLC
ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 3611 Valley Centre Drive, Suite 100, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY           COMPANY
-----------------------------------------------------------------------------------------------
Richard Rossi             Eagle Asset Management Inc.        Director, President, Co-Chief
Manager                   880 Carillon Parkway               Operating Officer
                          St Petersburg, FL 33716
                          ---------------------------------------------------------------------
                          Carillon Tower Advisers            President, Co-Chief Operating
                          880 Carillon Parkway               Officer
                          St. Petersburg, Florida 33716
                          ---------------------------------------------------------------------
                          ClariVest Asset Management LLC     Manager
                          3611 Valley Centre Drive
                          Suite 100
                          San Diego, CA 92130
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY           COMPANY
-----------------------------------------------------------------------------------------------
J. Cooper Abbott          Eagle Asset Management Inc.        Director, Executive Vice President
Manager                   880 Carillon Parkway               - Investments, Co-Chief Operating
                          St Petersburg, FL 33716            Officer
                          ---------------------------------------------------------------------
                          Carillon Tower Advisers            Co-Chief Operating Officer
                          880 Carillon Parkway
                          St. Petersburg, Florida 33716
                          ---------------------------------------------------------------------
                          ClariVest Asset Management LLC     Manager
                          3611 Valley Centre Drive
                          Suite 100
                          San Diego, CA 92130
-----------------------------------------------------------------------------------------------
Courtland James           Eagle Asset Management Inc.        Vice President, Business
Manager                   880 Carillon Parkway               Development
                          St Petersburg, FL 33716
                          ---------------------------------------------------------------------
                          Carillon Tower Advisers            Director
                          880 Carillon Parkway
                          St. Petersburg, Florida 33716
                          ---------------------------------------------------------------------
                          ClariVest Asset Management LLC     Manager
                          3611 Valley Centre Drive
                          Suite 100
                          San Diego, CA 92130
-----------------------------------------------------------------------------------------------

CORNERSTONE ADVISORS, INC.
Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone Advisors Real Assets Funds. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

---------------------------------------------------------------------------------------
 NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
   INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                COMPANY
---------------------------------------------------------------------------------------
William Savoy             BSquare                               Director
Director / Shareholder    110 -- 110(th) Avenue NE, Suite 200
                          Bellevue, WA 98004
                          -------------------------------------------------------------
                          Friends of Youth                      Director
---------------------------------------------------------------------------------------
Anne Farrell              Seattle Foundation                    President Emeritus
Director                  1200 -- 5(th) Avenue, Suite 1300
                          Seattle, WA 98101
                          -------------------------------------------------------------
                          Seattle University                    Trustee Emeritus
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
   INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                COMPANY
---------------------------------------------------------------------------------------
                          Delta Dental of Washington            Director
                          -------------------------------------------------------------
                          KCTS Channel 9 Public Television      Board Chairwoman
                          -------------------------------------------------------------
                          National Assoc. of Corporate          Directors
                          Directors
---------------------------------------------------------------------------------------
Greg Collins              Parker Smith & Feek (PS&F)            President/CEO
Director                  2233 112th Ave NE
                          Bellevue, WA 98004
                          -------------------------------------------------------------
                          Overlake Medical Center               Board Chairman
                          -------------------------------------------------------------
                          Seattle Metropolitan Chamber of       Director
                          Commerce
---------------------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN LLC
Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, New York 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of CRM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

--------------------------------------------------------------------------------
 NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY           COMPANY
--------------------------------------------------------------------------------
Gregory M. Melvin          Dartmouth Capital, Inc.             President
Chief Investment Officer   750 Stonegate Drive
                           Wexford, PA 15090
--------------------------------------------------------------------------------
Michael J. Donnelly        Blue Devil Capital                  President
                           2051 Murdstone Rd.
                           Pittsburgh, PA 15241
--------------------------------------------------------------------------------

DRIEHAUS CAPITAL MANAGEMENT LLC
Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, Illinois 60611-2703. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------
   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    INVESTMENT ADVISER              NAME OF OTHER COMPANY                   COMPANY
-----------------------------------------------------------------------------------------------
Richard H. Driehaus              Driehaus Capital Holdings     Chairman
Chairman and Chief Investment    LLLP*
Officer                          --------------------------------------------------------------
                                 Driehaus Mutual Funds**       Trustee
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Chairman
-----------------------------------------------------------------------------------------------
Robert H. Gordon                 Driehaus Capital Holdings     President and Chief Executive
President and Chief Executive    LLLP*                         Officer
Officer                          --------------------------------------------------------------
                                 Driehaus Mutual Funds**       President
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    President and Chief Executive
                                                               Officer
-----------------------------------------------------------------------------------------------
Janet L. McWilliams              Driehaus Capital Holdings     Senior Vice President and
Managing Director, Secretary     LLLP*                         Secretary
and General Counsel              --------------------------------------------------------------
                                 Driehaus Mutual Funds**       Chief Legal Officer and Assistant
                                                               Vice President
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Managing Director, Secretary
                                                               and General Counsel
-----------------------------------------------------------------------------------------------
Michelle L. Cahoon               Driehaus Capital Holdings     Vice President, Treasurer and
Managing Director, Treasurer     LLLP*                         Chief Financial Officer
and Chief Financial Officer      --------------------------------------------------------------
                                 Driehaus Mutual Funds**       Vice President and Treasurer
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Managing Director, Treasurer
                                                               and Chief Financial Officer
-----------------------------------------------------------------------------------------------
Stephen T. Weber                 Driehaus Securities LLC***    Managing Director, Sales and
Managing Director, Sales and                                   Relationship Management
Relationship Management
-----------------------------------------------------------------------------------------------
Thomas M. Seftenberg             Driehaus Securities LLC***    Managing Director, Relationship
Managing Director, Relationship                                Management and Marketing
Management and Marketing
-----------------------------------------------------------------------------------------------
Michael R. Shoemaker             Driehaus Mutual Funds**       Chief Compliance Officer and
Assistant Vice President and                                   Assistant Vice President
Chief Compliance Officer         --------------------------------------------------------------
                                 Driehaus Securities LLC***    Assistant Vice President and
                                                               Chief Compliance Officer
-----------------------------------------------------------------------------------------------
Michael P. Kailus                Driehaus Mutual Funds**       Assistant Secretary and Anti-
Assistant Secretary                                            Money Laundering Compliance
                                                               Officer
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Assistant Secretary
-----------------------------------------------------------------------------------------------

* Driehaus Capital Holdings LLLP, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange
Commission.

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 535 Madison Avenue, 15th Floor, New York, New York 10022. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAIRPOINTE CAPITAL LLC
Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One North Franklin Street, Suite 3300, Chicago, Illinois 60606-2401. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Fairpointe engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAYEZ SAROFIM & CO.
Fayez Sarofim & Co. ("Fayez Sarofim") serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------------
                                                  NAME AND PRINCIPAL
                                                 BUSINESS ADDRESS OF        CONNECTION WITH OTHER
NAME AND POSITION WITH INVESTMENT ADVISER           OTHER COMPANY                   COMPANY
-----------------------------------------------------------------------------------------------------
                                                Sarofim Trust Co.          Chairman
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Chairman and Director
                                                Co.
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
Fayez Sarofim                                   Sarofim International      Chairman, Chief
Chairman, Chief Executive Officer, Chief        Management Company         Executive Officer, Chief
Investment Officer and Director (2014);         Two Houston Center         Investment Officer and
Chairman, Co-Chief Investment Officer and       Suite 2907                 Director
Director (2015)                                 Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Chairman, Chief
                                                Two Houston Center         Executive Officer and
                                                Suite 2907                 Director
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Kinder Morgan, Inc.        Director
                                                500 Dallas
                                                Suite 1000
                                                Houston, TX 77002
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Christopher B. Sarofim                          Kemper Corporation         Director
Vice Chairman                                   One East Wacker Drive
                                                Chicago, IL 60601
-----------------------------------------------------------------------------------------------------
                                                Sarofim Trust Co.          Vice Chairman
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim International      Vice Chairman and
                                                Management Company         President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Director, Vice Chairman
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Raye G. White                                   Sarofim Trust Co.          President, Chief
Executive Vice President, Secretary,            Two Houston Center         Executive Officer,
Treasurer, Chief Compliance Officer             Suite 2907                 Treasurer and Director
and Director                                    Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim International      Executive Vice
                                                Management Company         President, Secretary,
                                                Two Houston Center         Treasurer and Director
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Secretary, Treasurer and
                                                Co.                        Director
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Executive Vice
                                                Two Houston Center         President, Secretary,
                                                Suite 2907                 Treasurer and Director
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
William Gentry Lee, Jr., CFA                    Sarofim Trust Co.          Senior Vice President
President (2014); Chief Executive Officer,      Two Houston Center
Co-Chief Investment Officer and Director        Suite 2907
(2015)                                          Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim International      Senior Vice President
                                                Management Company
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Senior Vice President
                                                Co.
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Director, President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Ralph B. Thomas, CFA                            Sarofim Trust Co.          Senior Vice President
Senior Vice President                           Two Houston Center         and Director
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                Sarofim International      Senior Vice President
                                                Management Company
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Senior Vice President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Charles E. Sheedy, CFA                          Sarofim Trust Co.          Senior Vice President
Senior Vice President                           Two Houston Center         and Director
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Vice Chairman
                                                Co.
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                Sarofim International      Senior Vice President
                                                Management Company
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Senior Vice President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Alan R. Christensen, CFA                        Sarofim Trust Co.          Vice President and Chief
Vice President and Chief Operating Officer      Two Houston Center         Operating Officer
(2014); President and Head of Investment Risk   Suite 2907                 (2014); Vice President
(2015)                                          Houston, TX 77010          (2015)
                                                -----------------------------------------------------
                                                Sarofim International      Vice President and Chief
                                                Management Company         Operating Officer
                                                Two Houston Center         (2014); Vice President
                                                Suite 2907                 (2015)
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Vice President and Chief
                                                Two Houston Center         Operating Officer
                                                Suite 2907                 (2014); Vice President
                                                Houston, TX 77010          (2015)
-----------------------------------------------------------------------------------------------------
Daniel S. Crumrine                              Sarofim Trust Co.          Vice President, Chief
Vice President, Chief Financial Officer and     Two Houston Center         Financial Officer,
Deputy Chief Compliance Officer                 Suite 2907                 Secretary and Director
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Vice President and Chief
                                                Co.                        Financial Officer
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                Sarofim International      Vice President and Chief
                                                Management Company         Financial Officer
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Vice President and Chief
                                                Two Houston Center         Financial Officer
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 399 Park Avenue, New York, New York 10022-7001. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

------------------------------------------------------------------------------------------
  NAME AND POSITION WITH                                           CONNECTION WITH OTHER
    INVESTMENT ADVISER          NAME OF OTHER COMPANY                    COMPANY
------------------------------------------------------------------------------------------
David S. Gottesman, Senior     Berkshire Hathaway, Inc.         Member, Board of Directors
Managing Director              3555 Farnam Street
                               Omaha, NE 68131
------------------------------------------------------------------------------------------
Arthur J. Stainman, Senior     Ark Restaurants Corp.            Member, Board of Directors
Managing Director              85 Fifth Avenue, 14th Floor
                               New York, NY 10003
------------------------------------------------------------------------------------------

FRANKLIN ADVISERS, INC.
Franklin Advisers, Inc. ("Franklin Advisers") serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of Franklin Advisers is One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Franklin Advisers engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

HAMLIN CAPITAL MANAGEMENT, LLC
Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 6th Floor, New York, New York 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

-------------------------------------------------------------------------------------
 NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
-------------------------------------------------------------------------------------
 Mark Stitzer -- Managing     Hamlin Capital Advisors, LLC             Owner
 Partner                      5550 West Executive Drive,
                              Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------
Joseph Bridy -- Partner &     Hamlin Capital Advisors, LLC             Owner
Fixed Income Portfolio        5550 West Executive Drive,
Manager                       Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------
Chris D'Agnes -- Partner      Hamlin Capital Advisors, LLC             Owner
& Equity Portfolio            5550 West Executive Drive,
Manager                       Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
-------------------------------------------------------------------------------------
Charlie Garland -- Partner    Hamlin Capital Advisors, LLC             Owner
and Equity Portfolio          5550 West Executive Drive,
Manager                       Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------
Deborah Finegan -- Partner    Hamlin Capital Advisors, LLC             Owner
& Chief Operating Officer     5550 West Executive Drive,
                              Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------

HARRIS ASSOCIATES L.P.
Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management ("NGAM"); HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------------------
  NAME AND POSITION WITH                                          CONNECTION WITH OTHER
    INVESTMENT ADVISER             NAME OF OTHER COMPANY                 COMPANY
-------------------------------------------------------------------------------------------------
Robert M. Levy                     HAI                          Director, Chairman and Chief
Chairman, Chief Investment                                      Investment Officer, U.S. Equity
Officer, U.S. Equity and           --------------------------------------------------------------
Portfolio Manager                  HAIT                         Executive Vice President
                                   --------------------------------------------------------------
                                   HASLP                        Chairman
-------------------------------------------------------------------------------------------------
Kristi L. Rowsell                  HAI                          Director and President
President                          --------------------------------------------------------------
                                   HAIT                         Trustee and President
                                   --------------------------------------------------------------
                                   HASLP                        President
-------------------------------------------------------------------------------------------------
Thomas E. Herman                   HAI                          Chief Financial Officer and
Chief Financial Officer and                                     Treasurer
Treasurer                          --------------------------------------------------------------
                                   HAIT                         Principal Financial Officer
                                   --------------------------------------------------------------
                                   HASLP                        Chief Financial Officer and
                                                                Treasurer
-------------------------------------------------------------------------------------------------
David G. Herro                     HAI                          Director, Deputy Chairman, since
Deputy Chairman, Chief                                          2015, and Chief Investment
Investment Officer,                                             Officer, International Equity
International Equity, Portfolio    --------------------------------------------------------------
Manager and Analyst                HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Global Select
                                                                Fund, Oakmark International
                                                                Fund and Oakmark International
                                                                Small Cap Fund)
-------------------------------------------------------------------------------------------------
Anthony P. Coniaris                HAI                          Director, Co-Chief Executive
Co-Chief Executive Officer,                                     Officer, since 2015
Portfolio Manager and Analyst      --------------------------------------------------------------
                                   HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Select Fund)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Kevin G. Grant                     HAI                          Director, Co-Chief Executive
Co-Chief Executive Officer,                                     Officer, since 2015
Portfolio Manager and Analyst      --------------------------------------------------------------
                                   HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Fund)
-------------------------------------------------------------------------------------------------
Colin P. McFarland                 HAI                          Chief Compliance Officer
Chief Compliance Officer
-------------------------------------------------------------------------------------------------
Clyde S. McGregor                  HAI                          Vice President
Vice President and Portfolio       --------------------------------------------------------------
Manager                            HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Equity and
                                                                Income Fund and Oakmark
                                                                Global Fund)
-------------------------------------------------------------------------------------------------
Thomas W. Murray                   HAI                          Vice President and Director of
Vice President, Director of U.S.                                U.S. Research
Research, Portfolio Manager        --------------------------------------------------------------
and Analyst                        HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Select Fund)
-------------------------------------------------------------------------------------------------
William C. Nygren                  HAI                          Vice President
Vice President, Portfolio          --------------------------------------------------------------
Manager and Analyst                HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Fund,
                                                                Oakmark Select Fund and
                                                                Oakmark Global Select Fund)
-------------------------------------------------------------------------------------------------
Janet L. Reali                     HAI                          Director, Vice President, General
Vice President, General                                         Counsel and Secretary
Counsel and Secretary              --------------------------------------------------------------
                                   HAIT                         Vice President, Secretary and
                                                                Chief Legal Officer
                                   --------------------------------------------------------------
                                   HASLP                        General Counsel,Chief
                                                                Compliance Officer, Anti-Money
                                                                Laundering Officer and Secretary
-------------------------------------------------------------------------------------------------
Robert A. Taylor                   HAI                          Vice President and Director of
Vice President, Director of                                     International Research
International Research,            --------------------------------------------------------------
Portfolio Manager and Analyst      HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Global Fund
                                                                and Oakmark International Fund)
-------------------------------------------------------------------------------------------------
Michael L. Manelli                 HAI                          Vice President
Vice President, Portfolio          --------------------------------------------------------------
Manager and Analyst                HAIT                         Vice President and Portfolio
                                                                Manager (Oakmont International
                                                                Small Cap Fund)
-------------------------------------------------------------------------------------------------
Pierre Servant                     HAI                          Director
                                   --------------------------------------------------------------
                                   Natixis Global Asset         Chief Executive Officer and
                                   Management                   Member of Executive Committee
                                   21 quai d'Austerlitz 75013
                                   Paris, France
-------------------------------------------------------------------------------------------------
John Hailer                        HAI                          Director
                                   --------------------------------------------------------------
                                   Natixis Global Asset         President and Chief Executive
                                   Management LLC               Officer
                                   399 Boylston Street
                                   Boston, MA 02116
-------------------------------------------------------------------------------------------------

HARVEST GLOBAL INVESTMENTS LIMITED
Harvest Global Investments Limited ("Harvest") serves as the investment adviser for the Harvest Funds China All Assets and the Harvest Funds Intermediate Bond. The principal address of Harvest is 31/F One Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

--------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL          CONNECTION WITH OTHER
  INVESTMENT ADVISER       BUSINESS ADDRESS OF OTHER             COMPANY
                                   COMPANY
--------------------------------------------------------------------------------
Zhao Xuejun              Harvest Capital Management        Director
Director                 Co Limited
                         8/F, China Resources
                         Building, No.8, Jianguomen
                         Beidajie, Beijing, China
                         -------------------------------------------------------
                         Harvest Wealth Management         Director
                         Co., Ltd
                         Unit 4606-10, Shanghai Two
                         ifc, 8 Century Avenue,
                         Pudong New Area, Shanghai
                         P.R.C
                         -------------------------------------------------------
                         Harvest Real Estate               Director
                         Investments (Cayman)
                         Limited
                         190 Elgin Avenue, George
                         Town Grand Cayman KY1-
                         9005, Cayman Islands
                         -------------------------------------------------------
                         Harvest Real Estate               Director
                         Investment (HK) Limited
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Seven Stars Media         Director
                         Private Equity Group Limited
                         13/F, Gloucester Tower, The
                         Landmark, 15 Queen's Road,
                         Central, HK
                         -------------------------------------------------------
                         Harvest Hedge Investments         Director
                         Limited
                         International Corporation
                         Services Ltd, P.O. box 472,
                         Harbour Place, 2nd Floor,
                         103 South Church Street,
                         George Town, Grand
                         Cayman, Cayman Islands
                         KY1-1106
                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------

                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short Seed Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short US Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short Offshore Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Cayman) Limited
                         190 Elgin Avenue, George
                         Town
                         Grand Cayman KY1-9005
                         Cayman Islands
                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Hong Kong) Limited
                         701, 7/F, Tower 2,
                         Silvercord, 30 Canton Road,
                         Tsim Sha Tsui, Kowloon,
                         Hong Kong
                         -------------------------------------------------------
                         igoldenbeta Network               Director
                         Technology (Cayman)
                         Limited
                         190 Elgin Avenue, George
                         Town, Grand Cayman KY1-
                         9005, Cayman Islands
                         -------------------------------------------------------
                         iGoldenbeta Securities            Director
                         Company Limited
                         31/F, Jardine House, 1
                         Connaught Place, Central,
                         Hong Kong
--------------------------------------------------------------------------------
Choy Peng Wah            Harvest USA Incorporation         Director
Director                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware.
                         -------------------------------------------------------

                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         Harvest Global Investments        Director
                         (UK) Limited
                         5th Floor, 6 St. Andrew
                         Street,
                         London, EC4A 3AE
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investment Group Limited
                         P.O. Box 957, Offshore
                         Incorporations Centre, Road
                         Town, Tortola, British Virgin
                         Islands
--------------------------------------------------------------------------------
Li Ming                  Harvest Capital Management        Director
Director                 Co Limited
                         8/F, China Resources
                         Building, No.8, Jianguomen
                         Beidajie, Beijing
--------------------------------------------------------------------------------
 Wang Wei                Harvest Capital Management        Chief Risk Officer,
 Director                Co Limited                        Director
                         8/F, China Resources
                         Building, No.8, Jianguomen
                         Beidajie, Beijing
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investment Group Limited
                         Offshore Incorporations
                         Centre, Road Town, Tortola,
                         British Virgin Islands
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investments (HK) Limited
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Cayman) Limited
                         190 Elgin Avenue, George
                         Town
                         Grand Cayman KY1-9005
                         Cayman Islands
                         -------------------------------------------------------

                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Hong Kong) Limited
                         701, 7/F, Tower 2, Silvercord,
                         30 Canton Road, Tsim Sha
                         Tsui, Kowloon, Hong Kong
--------------------------------------------------------------------------------
Sun Chen                 Harvest USA Incorporation         Director
Director                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware
                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         Harvest Global Investments        Director
                         (UK) Limited
                         5th Floor, 6 St. Andrew
                         Street,
                         London, EC4A 3AE
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investments (HK) Limited
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
--------------------------------------------------------------------------------
Kerry Chow               Harvest USA Incorporation         Director
Employee                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware.
                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------

                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         Harvest Global Investments        Director
                         (UK) Limited
                         5th Floor, 6 St. Andrew
                         Street,
                         London, EC4A 3AE
--------------------------------------------------------------------------------
David Tong               Harvest USA Incorporation         Director
Employee                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware.
                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
--------------------------------------------------------------------------------
Thomas Kwan              DKJ Company Limited               Director
Employee                 Flat E, 11/F, Block 4, Nam
                         Fu Estate, Quarry Bay, HK
--------------------------------------------------------------------------------

HAVERFORD FINANCIAL SERVICES, INC.
Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
George W. Connell           The Haverford Trust Company        Vice Chairman & Indirect Owner
Vice Chairman & Owner       3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Vice Chairman & Indirect Owner
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
                            Drexel Morgan & Co.                CEO, President & Owner
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Drexel Morgan Capital Advisers,    Director, Indirect Owner
                            Inc.
                            3 Radnor Corporate Center,
                            Suite 305
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Red Wing Management II, LLC        Indirect Owner
                            3 Radnor Corporate Center,
                            Suite 305
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Joseph J. McLaughlin        The Haverford Trust Company        Chairman & CEO
Chairman, CEO & President   3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Binney H. C. Wietlisbach    The Haverford Trust Company        President, Director & Secretary
Executive Vice President    3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   CEO & President
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Henry B. Smith              The Haverford Trust Company        Vice President, CIO & Director
Vice President and CIO      3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
David Brune                 The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
John H. Donaldson           The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Timothy A. Hoyle            The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Jeffrey M. Bagley           The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
MarieElena V. Ness          The Haverford Trust Company        VP & Chief Compliance Officer
Chief Compliance Officer    3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   VP & Chief Compliance Officer
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Drexel Morgan & Co.                VP & Chief Compliance Officer
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Regulatory Compliance Assistance,  Sole Member
                            LLC
----------------------------------------------------------------------------------------------
Paul S. Rovner              The Haverford Trust Company        VP, CFO, & Assistant Secretary
Chief Financial Officer &   3 Radnor Corporate Center,
Treasurer                   Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   VP & CFO
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
                            Drexel Morgan & Co.                VP & Secretary
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Drexel Morgan Capital Advisers,    VP & CFO
                            Inc.
                            3 Radnor Corporate Center,
                            Suite 305
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 300 East Lombard Street, Suite 810, Baltimore, Maryland 21202. ICM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of ICM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee."

KAYNE ANDERSON CAPITAL ADVISORS, L.P.
Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, the KACALP portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund did not engage in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee, other than serving as Executive Vice President, Assistant Treasurer and Assistant Secretary of Kayne Anderson Energy Total Return Fund ("KYE"), Kayne Anderson MLP Investment Company ("KYN"), Kayne Anderson Midstream/Energy Fund ("KMF"), and Kayne Anderson Energy Development Company ("KED"). Each of these are publicly traded closed-end funds managed by KA Fund Advisors, LLC an affiliate of KACALP.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund and as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111-2621. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
Robert J. Blanding          Loomis Sayles Distributors, Inc.       Director
Chairman of the Board       One Financial Center, Boston,
and Director                MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      Alternate Director
                            The Economist Plaza, 25 St. James's
                            Street, London, England SW1A 1 HA
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
                            Natixis Asset Management Japan Co.     Director
                            Ltd.
                            Hibiya Kokusai Building --4F -- 2-2-3,
                            Uchisaiwaicho Chiyoda-ku, Tokyo,
                            100-0011 -- Japan
-------------------------------------------------------------------------------------------------
Daniel J. Fuss              Loomis Sayles Funds I                  Executive Vice President
Vice Chairman, Executive    399 Boylston Street, Boston,
Vice President, and         MA 02116
Director                    ---------------------------------------------------------------------
                            Loomis Sayles Funds II                 Executive Vice President
                            399 Boylston Street, Boston,
                            MA 02116
-------------------------------------------------------------------------------------------------
Pierre Servant              Natixis Global Asset Management        CEO and Member of the
Director                    21 quai d'Austerlitz, 75634 Paris      Executive Board
                            cedex 13 - France
-------------------------------------------------------------------------------------------------
John T. Hailer              Natixis Global Asset Management,       President and CEO, U.S. & Asia
Director                    L.P.
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust I                  Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust IV                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Gateway Trust                          Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Funds I                  Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Funds II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
-------------------------------------------------------------------------------------------------
Kevin P. Charleston         Loomis Sayles Funds I                  Trustee, President and Chief
Chief Executive Officer,    399 Boylston Street, Boston,           Executive Officer
President, and Director     MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Funds II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust I                  Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust IV                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
                            Gateway Trust                          Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      Executive Vice President
                            The Economist Plaza, 25 St. James's
                            Street, London, England SW1A 1 HA
                            ---------------------------------------------------------------------
                            Loomis Sayles Trust Co., LLC           Manager and President
                            One Financial Center, Boston,
                            MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
John F. Gallagher III       Loomis Sayles Distributors, Inc.       President
Executive Vice President,   One Financial Center, Boston,
Director of Institutional   MA 02111
Services, and Director      ---------------------------------------------------------------------
                            Loomis Sayles Distributors, L.P.       President
                            One Financial Center, Boston,
                            MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
Jean S. Loewenberg          Loomis Sayles Distributors, Inc.       Director
Executive Vice President,   One Financial Center, Boston,
General Counsel,            MA 02111
Secretary, and Director     ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      General Counsel and Company
                            The Economist Plaza, 25 St. James's    Secretary
                            Street, London, England SW1A 1 HA
                            ---------------------------------------------------------------------
                            Loomis Sayles Trust Co., LLC           Manager and Secretary
                            One Financial Center, Boston, MA
                            02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
John R. Gidman              Loomis Sayles Solutions, LLC           President
Executive Vice President,   One Financial Center, Boston,
Chief Information Officer,  MA 02111
and Director
-------------------------------------------------------------------------------------------------
Jaehoon Park, Executive     Loomis Sayles Investments Asia Pte.    Director
Vice President, Chief       Ltd.
Investment Officer, and     10 Collyer Quay #14-06, Ocean
Director                    Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
Paul J. Sherba              Loomis Sayles Distributors, Inc.       Vice President and Treasurer
Executive Vice President,   One Financial Center, Boston,
Chief Financial Officer,    MA 02111
and Director                ---------------------------------------------------------------------
                            Loomis Sayles Distributors, L.P.       Vice President and Treasurer
                            One Financial Center, Boston,
                            MA 02111
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
                            Loomis Sayles Trust Co., LLC           Manager and Chief Financial
                            One Financial Center, Boston,          Officer
                            MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      Chief Financial Officer
                            The Economist Plaza, 25 St. James's
                            Street, London, England SW1A 1 HA
------------------------------------------------------------------------------------------------

LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV Global Value Fund, LSV U.S. Managed Volatility Fund and LSV Global Managed Volatility Fund. LSV also serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------
   NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
      INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY             COMPANY
---------------------------- ------------------------------- ------------------------
Josh O'Donnell,                 Kirkland & Ellis LLP            Partner
Chief Compliance Officer and    300 North LaSalle               October 2010 to
Chief Legal Officer             Chicago, IL 60654               November 2013
-------------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Marsico engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

METROPOLITAN WEST ASSET MANAGEMENT LLC
Metropolitan West Asset Management LLC ("MetWest") serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

The principal business address of The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------------------
 Tad Rivelle                     The TCW Group, Inc.               Chief Investment Officer, Fixed
 Chief Investment Officer        TCW Investment Management         Income
                                   Company
                                  TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Laird Landmann                  The TCW Group, Inc.               Group Managing Director
 President, Group Managing       TCW Investment Management
 Director                          Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 David Lippman                   The TCW Group, Inc.               Chief Executive Officer
 Chief Executive Officer         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Stephen Kane                    The TCW Group, Inc.                Group Managing Director
 Group Managing Director         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Bryan T. Whalen                 The TCW Group, Inc.                Group Managing Director
 Group Managing Director         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Patrick A. Moore                The TCW Group, Inc.                Group Managing Director
 Group Managing Director         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 David Devito                    The TCW Group, Inc.                Executive Vice President, Chief
 Executive Vice President,       TCW Investment Management          Operating Officer
 Chief Operating Officer           Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Jeffrey Engelsman               The TCW Group, Inc.                Global Chief Compliance Officer
 Global Chief Compliance         TCW Investment Management
 Officer                           Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Meredith Jackson                The TCW Group, Inc.                Executive Vice President,
 Executive Vice President,       TCW Investment Management          General Counsel, Secretary
 General Counsel, Secretary        Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------

NUMERIC INVESTORS LLC
Numeric Investors LLC ("Numeric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund. The principal address of Numeric is 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210. Numeric is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------------------
Gregory Bond, Head of Hedge      Numeric Holdings LLC              Director (September 2014 --
Fund Strategies                  470 Atlantic Avenue,              Present)
                                 6(th) Floor
                                 Boston, MA 02210
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Eric Burl, Director (Numeric     Silvermine Capital Management     President (January 2015 --
Holdings LLC)                    LLC                               Present)
                                 281 Tresser Boulevard,
                                 Suite 1102
                                 Stamford, CT 06901
                                 -------------------------------------------------------------------
                                 Man Investments Inc.              Director (January 2013 -- Present)
                                 452 Fifth Avenue, 27th Floor      President (July 2014 -- Present)
                                 New York, NY 10018                Vice President (January 2013 --
                                                                   July 2014)
                                 -------------------------------------------------------------------
                                 GLG LLC                           President (January 2014 --
                                 452 Fifth Avenue, 27th Floor      Present)
                                 New York, NY 10018                Vice President (January 2013 --
                                                                   January 2014)
----------------------------------------------------------------------------------------------------
Michael Even, Chief Executive    Numeric Holdings LLC              Director
Officer & President              470 Atlantic Avenue, 6th Floor
                                 Boston, MA 02210
                                 -------------------------------------------------------------------
                                 The Trustees of Reservations      Investment Committee Member
                                 Fund
                                 572 Essex Street
                                 Beverly, MA 01915
                                 -------------------------------------------------------------------
                                 Massachusetts Pension Reserves    Investment Committee Member
                                 Investment Management Board
                                 84 State Street, Suite 250
                                 Boston, MA 02109
                                 -------------------------------------------------------------------
                                 Man Group plc                     Executive Committee Member
                                 Riverbank House                   (September 2014 -- Present)
                                 2 Swan Lane
                                 London EC4R 3AD
                                 United Kingdom
----------------------------------------------------------------------------------------------------
Antoine Forterre, Director       __                                __
(Numeric Holdings LLC)
----------------------------------------------------------------------------------------------------
Robert Furdak, Chief Investment  Numeric Holdings LLC              Director (2004 -- September
Officer & Head of Portfolio      470 Atlantic Avenue, 6th Floor    2014)
Management                       Boston, MA 02210
                                 -------------------------------------------------------------------
                                 Wellesley Youth Hockey            Director
                                 P.O. Box 812182
                                 Wellesley, MA 02482
----------------------------------------------------------------------------------------------------
Richard Hanna, Chief Financial   GLG LLC                           Vice President (January 2015 --
Officer                          452 Fifth Avenue, 25th Floor      Present)
                                 New York, NY10018
                                 -------------------------------------------------------------------
                                 Silvermine Capital Management     Vice President (January 2015 --
                                 LLC                               Present)
                                 281 Tresser Boulevard,
                                 Suite 1102
                                 Stamford, CT 06901
                                 -------------------------------------------------------------------


                                 -------------------------------------------------------------------
                                 Man Americas                      Chief Operating Officer
                                 452 Fifth Avenue, 27th Floor      (September 2014 -- Present)
                                 New York, NY 10018
                                 -------------------------------------------------------------------
                                 Numeric Emerging Markets          Director (September 2014 --
                                 Small Cap Core Offshore Fund      April 2015)
                                 Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric Multi-Strategy Market     Director (2010 -- April 2015)
                                 Neutral Levered Offshore Fund
                                 Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric World Market Neutral      Director (2010 -- May 2014)
                                 Offshore Fund I Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric Absolute Return Fund      Director (2011 -- April 2015)
                                 Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric Socially Aware Multi-     Director (2011 -- April 2015)
                                 Strategy Fund Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
----------------------------------------------------------------------------------------------------
Solomon Kuckelman, Secretary     GLG LLC                           Secretary (June 2015 -- Present)
                                 452 Fifth Avenue, 27th Floor
                                 New York, NY 10018
                                 -------------------------------------------------------------------
                                 Man Investments Inc.              Secretary & Legal Officer (July
                                 452 Fifth Avenue, 27th Floor      2014 -- Present)
                                 New York, NY 10018
                                 -------------------------------------------------------------------


                                 -------------------------------------------------------------------
                                 FRM Investment Management         Secretary (December 2014 --
                                 (USA) LLC                         Present)
                                 452 Fifth Avenue, 27th Floor
                                 New York, NY 10018
                                 -------------------------------------------------------------------
                                 Silvermine Capital Management     Secretary (June 2015 -- Present)
                                 LLC
                                 281 Tresser Boulevard,
                                 Suite 1102
                                 Stamford, CT 06901
----------------------------------------------------------------------------------------------------
Shanta Puchtler, Chief           Man Group plc                     Executive Committee Member
Investment Officer & Head of     Riverbank House                   (September 2014 -- Present)
Research                         2 Swan Lane
                                 London EC4R 3AD
                                 United Kingdom
----------------------------------------------------------------------------------------------------
Emmanuel Roman, Director         Man Group plc                     Director
(Numeric Holdings LLC)           Riverbank House
                                 2 Swan Lane
                                 London EC4R 3AD
                                 United Kingdom
                                 -------------------------------------------------------------------
                                 Grupo Prisa SA                    Director (2010 -- March 2015)
                                 Avda. de los
                                 Artesanos 6
                                 28760 Tres Cantos
                                 Madrid, Spain
                                 -------------------------------------------------------------------
                                 Hedge Fund Standards Board        Director
                                 Limited
                                 New Bridge Street House
                                 30-34 New Bridge Street
                                 London EC4V 6BJ
                                 -------------------------------------------------------------------
                                 The Royal Marsden Cancer          Director
                                 Charity
                                 The Royal Marsden Hospital
                                 203 Fulham Road
                                 London SW3 6JJ
                                 -------------------------------------------------------------------
                                 Greenhouse Sports Limited         Director (2009 -- January 2015)
                                 (formerly Greenhouse Schools
                                 Project Limited)
                                 35 Cosway Street
                                 London NW1 5NS
                                 -------------------------------------------------------------------
                                 Tate Foundation                   Trustee/Director
                                 Millbank
                                 London SW1P 4RG
                                 -------------------------------------------------------------------
                                 University of Chicago             Trustee (May 2015 -- Present)
                                 The Royal Marsden Hospital
                                 203 Fulham Road
                                 London SW3 6JJ
                                 -------------------------------------------------------------------

                                 -------------------------------------------------------------------
                                 Penguin Random House Limited      Director (October 2015 --
                                 80 Strand                         Present)
                                 London WC2R 0RL
----------------------------------------------------------------------------------------------------
Dunyelle Rosen, Chief            Li-Fraumeni Syndrome              Board Member
Compliance Officer               Association
                                 P.O. Box 6458
                                 Holliston, MA 01746
----------------------------------------------------------------------------------------------------

OFI STEELPATH, INC.
OFI SteelPath, Inc. ("OFI SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of OFI SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. OFI SteelPath is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

The business address of each Other Company listed below is 225 Liberty Street, 11th Floor, New York, NY 10281-1008, unless otherwise noted.

-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
  INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY                       COMPANY
-----------------------------------------------------------------------------------------------
Kristie M. Feinberg       Oppenheimer Acquisition Corp.          Assistant Treasurer
Treasurer                 ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Treasurer
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Senior Vice President &
                                                                 Treasurer
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Assistant Treasurer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Treasurer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Treasurer
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Director
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Treasurer
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Treasurer
                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Treasurer
                          6803 S. Tucson Way, Centennial,
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Treasurer
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Arthur S. Gabinet         Oppenheimer Acquisition Corp.          Vice President, Secretary &
General Counsel                                                  General Counsel
                          ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Chief Legal Officer
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Executive Vice President,
                                                                 General Counsel & Secretary
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Chief Legal Officer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Chief Legal Officer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Chief Legal Officer
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Chief Legal Officer
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Chief Legal Officer
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Chief Legal Officer
                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Chief Legal Officer
                          6803 S. Tucson Way, Centennial,
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Chief Legal Officer
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------
David M. Pfeffer          Oppenheimer Acquisition Corp.          Management Director &
Director and Chief                                               Treasurer
Financial Officer         ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Director & Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Director & Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Director & Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Director, President & Chief
                          Corporation                            Financial Officer
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Director & Chief Financial
                          Management, Inc.                       Officer
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Director & Chief Financial
                                                                 Officer
-----------------------------------------------------------------------------------------------

                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Director & Chief Financial
                          6803 S. Tucson Way, Centennial,        Officer
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Director & Chief Financial
                          Corporation                            Officer
                          301 North Spring Street, Bellefonte,
                          PA 16823
                          ---------------------------------------------------------------------
                          Tremont Group Holdings, Inc.           Director
                          555 Theodore Fremd Avenue, Rye,
                          NY 10580
-----------------------------------------------------------------------------------------------
Arthur P. Steinmetz       Oppenheimer Acquisition Corp.          Chief Executive Officer,
President and Director                                           President & Management
                                                                 Director
                          ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Director
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Chairman, Chief Executive
                                                                 Officer, President & Director
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Director
                          Corporation
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Director & President
                          Management, Inc.
-----------------------------------------------------------------------------------------------
Mary Ann Picciotto        OppenheimerFunds, Inc.                 Chief Compliance Officer
Chief Compliance Officer  ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Senior Vice President & Chief
                                                                 Compliance Officer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Chief Compliance Officer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Chief Compliance Officer
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Chief Compliance Officer
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Chief Compliance Officer
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Chief Compliance Officer
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Chief Compliance Officer
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Janette Aprilante         OppenheimerFunds, Inc.                 Secretary
Secretary                 ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Vice President & Assistant
                                                                 Secretary
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Secretary
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Secretary
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Secretary
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Assistant Secretary
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Secretary
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Secretary
                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Secretary
                          6803 S. Tucson Way, Centennial,
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Secretary
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO ASSOCIATES LLC
Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Parametric engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PHOCAS FINANCIAL CORPORATION
Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, California 94501-1001. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Phocas engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PRIME ADVISORS, INC.
Prime Advisors, Inc. ("Prime") serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of Prime is 22635 NE Marketplace Drive, Redmond, Washington 98053. Prime is an investment adviser registered under the Investment Advisers Act of 1940.

During the years ended December 31, 2014 and 2015, no director, officer or partner of Prime engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall James") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James SMID Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Rice Hall James engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ROBERT W. BAIRD & CO. INCORPORATED
Robert W. Baird & Co. Incorporated ("Baird") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Baird is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Baird is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and October 31, 2015.

------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS ADDRESS OF     CONNECTION WITH OTHER
  INVESTMENT ADVISER                   OTHER COMPANY                       COMPANY
------------------------------------------------------------------------------------------
Paul E. Purcell           RiverFront Investment Holding Group, LLC   Director
Chairman, Director        1214 East Cary Street
                          Richmond, Virginia 23219
------------------------------------------------------------------------------------------
Mary Ellen Stanek         Journal Communications, Inc.               Director
Director                  333 West State Street
                          Milwaukee, Wisconsin 53203
                          ----------------------------------------------------------------
                          West Bend Mutual Insurance Company         Director
                          1900 South 18th Avenue
                          West Bend, Wisconsin 53095
                          ----------------------------------------------------------------
                          Northwestern Mutual Life Insurance         Director
                          Company
                          720 E. Wisconsin Avenue
                          Milwaukee, Wisconsin 53202
                          ----------------------------------------------------------------
                          Wisconsin Energy Corporation and           Director
                          Wisconsin Electric Power Company
                          231 West Michigan Street
                          P.O. Box 1331
                          Milwaukee, Wisconsin 53201
------------------------------------------------------------------------------------------
Terrance P. Maxwell       Investors Real Estate Trust                Trustee
Chief Financial Officer   1400 31st Avenue SW
                          P.O. Box 1988
                          Minot, North Dakota 58702
                          ----------------------------------------------------------------
                          Greenhouse Funds GP LLC and Greenhouse     Board of Managers
                          GP LLC
                          2711 Centerville Road
                          Wilmington, Delaware 19808
                          ----------------------------------------------------------------
                          Art Commission                             Director
                          121 South Pinckney Street, Suite 220
                          Madison, Wisconsin 53703
                          ----------------------------------------------------------------
                          University of Wisconsin -- Madison         Lecturer
                          Madison, Wisconsin 53706
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Patrick S. Lawton         Waterstone Financial, Inc.                 Director
Director                  11200 West Plank Court
                          Wauwatosa, Wisconsin 53226
                          ----------------------------------------------------------------
                          BMO Harris Bradley Center                  Director
                          1001 North 4th Street
                          Milwaukee, Wisconsin 53203
------------------------------------------------------------------------------------------
Michael J. Schroeder      RiverFront Investment Holding Group, LLC   Director
Director                  1214 East Cary Street
                          Richmond, Virginia 23219
                          ----------------------------------------------------------------
                          Sanitas Brewing Company                    Director
                          1860 38th Street
                          Boulder, Colorado 80302
------------------------------------------------------------------------------------------
William Mahler            Greenhouse Funds GP LLC and Greenhouse     Board of Managers
Director                  GP LLC
                          2711 Centerville Road
                          Wilmington, Delaware 19808
------------------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT, LLC
Sands Capital Management, LLC ("Sands Capital") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Sands Capital engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------------------
 NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
   INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                 COMPANY
---------------------------------------------------------------------------------------------
Frank M. Sands                Sands Capital Ventures, LLC   Investment Board Member
Chief Executive Officer       1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Michael Rubin                 Sands Capital Ventures, LLC   Managing Partner
Managing Director             1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Jonathan Goodman              Sands Capital Ventures, LLC   General Counsel and Chief
General Counsel and Officer   1101 Wilson Boulevard         Compliance Officer
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Erin Soule                    Sands Capital Ventures, LLC   Director of Finance &
Partner                       1101 Wilson Boulevard         Operations, Treasurer
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Stephen Nimmo                 Sands Capital Ventures, LLC   Provides client relations service
Executive Managing Director   1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Andrew Giordano               Sands Capital Ventures, LLC   Provides client relations service
Director, Client Relations    1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------

SKY HARBOR CAPITAL MANAGEMENT, LLC
SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, Connecticut 06830. SKY Harbor is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

SKY Harbor's Board consists of three management directors who are the co-founders of the firm and three outside directors. For the fiscal years ended October 31, 2014 and 2015, none of the management directors, officers or employees of SKY Harbor is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee. The outside directors of SKY Harbor are engaged in other activities as set forth in the chart below.

--------------------------------------------------------------------------------------
 NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY              COMPANY
--------------------------------------------------------------------------------------
David J. Wermuth           Stone Point Capital, LLC       Senior Principal and General
Director                   20 Horseneck Lane              Counsel
                           Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------
Fayez S. Muhtadie          Stone Point Capital, LLC       Principal
Director                   20 Horseneck Lane
                           Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------

STRATEGIC INCOME MANAGEMENT, LLC
Strategic Income Management, LLC ("SiM") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue, N. Suite 713, Seattle, Washington 98109. SiM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------
Tim Black                  Plx Pharma, Inc.                 Board Member (resignation
COO, CCO                   8285 El Rio Street, Suite 130    effective November 25, 2013)
                           Houston, TX 77054
----------------------------------------------------------------------------------------

THOMSON HORSTMANN & BRYANT, INC.
Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, Connecticut 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Thomson Horstmann & Bryant, Inc. engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of TS&W engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC.
Thornburg Investment Management Inc. ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
  INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                    COMPANY
----------------------------------------------------------------------------------------
Garrett Thornburg,       Thornburg Securities Corporation(1),      Chairman
Chairman                 2300 North Ridgetop Road, Santa Fe
                         NM 87506
                         ---------------------------------------------------------------
                         Thornburg Investment Trust, 2300          Chairman
                         North Ridgetop Road, Santa Fe NM
                         87506
----------------------------------------------------------------------------------------

(1) In addition to Thornburg Securities Corporation, Garrett Thornburg maintains controlling beneficial interests in certain non-investment related entities and non-operating entities established for estate planning or investment purposes.

WELLS FARGO PORTFOLIO RISK ADVISORS, A DIVISION OF STRUCTURED ASSET INVESTORS,
LLC
Wells Fargo Portfolio Risk Advisors ("WFPRA"), a division of Structured Asset Investors, LLC serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of WFPRA is 375 Park Avenue, 4th Floor, New York, New York 10152. WFPRA is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

------------------------------------------------------------------------------------
 NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
------------------------------------------------------------------------------------
William Threadgill             2561 Enterprise LLC             Member
Chief Administrative Officer   4 Adams Place
                               Harrison, NY 10528
------------------------------------------------------------------------------------

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for Westwood Large Cap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood Small Cap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Global Convertibles Fund and Westwood Emerging Markets Plus Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------------
   NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
      INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                      COMPANY
-----------------------------------------------------------------------------------------------------
Brian Casey                     Westwood Holdings Group, Inc.*            President and Chief
President and Chief Executive   (NYSE: WHG)                               Executive Officer and
Officer and Director            200 Crescent Court, Suite 1200            Director
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Director
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood International Advisors Inc. (A)  Chief Executive Officer and
                                181 Bay Street, Suite 2450                Director
                                Toronto, Ontario M5J 2S1
-----------------------------------------------------------------------------------------------------
 Tiffany B. Kice                Westwood Holdings Group, Inc.*            Chief Financial Officer
 Chief Financial Officer        (NYSE: WHG)
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood International Advisors Inc. (A)  Chief Financial Officer
                                181 Bay Street, Suite 2450
                                Toronto, Ontario M5J 2S1
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Chief Financial Officer
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Advisors, LLC***                 Chief Financial Officer
                                One Pacific Place
                                1125 South 103rd Street, Ste. 580
                                Omaha, NE 68124
-----------------------------------------------------------------------------------------------------
Mark R. Freeman, CFA            Westwood Holdings Group, Inc.*            Chief Investment Officer
Executive Vice President and    (NYSE: WHG)
Chief Investment Officer        200 Crescent Court, Suite 1200
                                Dallas, TX 75201
-----------------------------------------------------------------------------------------------------
Sylvia L. Fry                   Westwood Holdings Group, Inc.*            Chief Compliance Officer
Chief Compliance Officer        (NYSE: WHG)
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Chief Compliance Officer
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Advisors, LLC***                 Chief Compliance Officer
                                One Pacific Place
                                1125 South 103(rd) Street, Ste. 580
                                Omaha, NE 68124
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
   NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
      INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                      COMPANY
-----------------------------------------------------------------------------------------------------
Julie K. Gerron                 Westwood Holdings Group, Inc.*            General Counsel
General Counsel                 (NYSE: WHG)
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood International Advisors Inc. (A)  General Counsel and Chief
                                181 Bay Street, Suite 2450                Compliance Officer
                                Toronto, Ontario M5J 2S1
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Chief Compliance Officer
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Advisors, LLC***                 Chief Compliance Officer
                                One Pacific Place
                                1125 South 103(rd) Street, Ste. 580
                                Omaha, NE 68124
-------------------------------------------------------------------------------------------------------

* Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and Westwood International Advisors Inc. are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE:
     WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly, McCarthy Group Advisors, LLC) is a SEC registered investment adviser located in Omaha, NE that manages investment limited liability companies.

(A) Westwood International Advisors Inc. is a Canadian Corporation located in Toronto, Ontario that is registered as a Portfolio Manager and Exempt Market Dealer with the Ontario Securities Commission (OSC) and the Autorite des marches financiers ("AMF") in Quebec.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                                    July 15, 1982
     SEI Liquid Asset Trust                                    November 29, 1982
     SEI Tax Exempt Trust                                      December 3, 1982
     SEI Institutional Managed Trust                           January 22, 1987
     SEI Institutional International Trust                     August 30, 1988
     The Advisors' Inner Circle Fund II                        January 28, 1993
     Bishop Street Funds                                       January 27, 1995
     SEI Asset Allocation Trust                                April 1, 1996
     SEI Institutional Investments Trust                       June 14, 1996
     City National Rochdale Funds (f/k/a CNI Charter Funds)    April 1, 1999
     Causeway Capital Management Trust                         September 20, 2001
     ProShares Trust                                           November 14, 2005
     Community Capital Trust (f/k/a Community Reinvestment
         Act Qualified Investment Fund)                        January 8, 2007
     TD Asset Management USA Funds                             July 25, 2007
     SEI Structured Credit Fund, LP                            July 31, 2007
     Wilshire Mutual Funds, Inc.                               July 12, 2008
     Wilshire Variable Insurance Trust                         July 12, 2008
     Global X Funds                                            October 24, 2008
     ProShares Trust II                                        November 17, 2008
     Exchange Traded Concepts Trust (f/k/a FaithShares Trust)  August 7, 2009
     Schwab Strategic Trust                                    October 12, 2009
     RiverPark Funds                                           September 8, 2010
     Adviser Managed Trust                                     December 10, 2010
     New Covenant Funds                                        March 23, 2012
     Cambria ETF Trust                                         August 30, 2012
     Highland Funds I (f/k/a Pyxis Funds I)                    September 25, 2012
     KraneShares Trust                                         December 18, 2012
     LocalShares Investment Trust                              May 6, 2013
     SEI Insurance Products Trust                              September 10, 2013
     The KP Funds                                              September 19, 2013
     The Advisors' Inner Circle Fund III                       February 12, 2014
     J.P. Morgan Exchange-Traded Fund Trust                    April 1, 2014
     Winton Series Trust                                       December 11, 2014
     SEI Catholic Values Trust                                 March 24, 2015
     SEI Hedge Fund SPC                                        June 26, 2015
     SEI Energy Debt Fund                                      June 30, 2015
     Winton Diversified Opportunities Fund                     September 1, 2015
     Gallery Trust                                             January 8, 2016

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                        POSITION AND OFFICE                                   POSITIONS AND OFFICES
NAME                    WITH UNDERWRITER                                         WITH REGISTRANT
----                    -------------------                                   ----------------------
William M. Doran        Director                                                    Trustee
Paul Klauder            Director                                                       --
Wayne M. Withrow        Director                                                       --
Kevin P. Barr           Director, President & Chief Executive Officer                  --
Maxine J. Chou          Chief Financial Officer, Chief Operations Officer,
                          & Treasurer                                                  --
Karen E. LaTourette     Chief Compliance Officer, Anti-Money Laundering
                        Officer & Assistant Secretary                                  --
John C. Munch           General Counsel & Secretary                                    --
Mark J. Held            Senior Vice President                                          --
John P. Coary           Vice President & Assistant Secretary                           --
Lori L. White           Vice President & Assistant Secretary                           --
Judith A. Hirx          Vice President                                                 --
Jason McGhin            Vice President                                                 --
Gary Michael Reese      Vice President                                                 --
Robert M. Silvestri     Vice President                                                 --

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

U.S. Bank, National Association
800 Nicollett Mall
Minneapolis, Minnesota 55402-4302

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)
350 California Street
6th Floor
San Francisco, California 94104

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
     (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

          SEI Investments Global Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant's investment advisers:

          Acadian Asset Management LLC
          260 Franklin Street
          Boston, Massachusetts 02110

          AJO, LP
          230 South Broad Street, 20th Floor
          Philadelphia, Pennsylvania 19102

          Allianz Global Investors U.S. LLC
          1633 Broadway
          New York, New York 10019

          AlphaOne Investment Services, LLC
          789 E Lancaster Avenue, Suite 120
          Villanova, Pennsylvania 19085

          AT Investment Advisers, Inc.
          One South Wacker Drive, Suite 3500
          Chicago, Illinois 60606

          BlackRock Financial Management, LLC
          55 East 52(nd) Street
          New York, New York 10055

          Cambiar Investors, LLC
          200 Columbine Street, Suite 800
          Denver, Colorado 80206

          CBRE Clarion Securities LLC
          201 King of Prussia Road, Suite 600
          Radnor, Pennsylvania 19087

          ClariVest Asset Management LLC
          3611 Valley Centre Drive, Suite 100
          San Diego, California 92130

          Cornerstone Advisors, Inc.
          225 108th Avenue NE, Suite 400
          Bellevue, Washington 98004-5782

          Cramer Rosenthal McGlynn LLC
          520 Madison Avenue, 20th Floor
          New York, New York 10022

          C.S. McKee, LLP
          One Gateway Center
          Pittsburgh, Pennsylvania 15222

          Driehaus Capital Management LLC
          25 East Erie Street
          Chicago, Illinois 60611-2703

          Edgewood Management LLC
          535 Madison Avenue, 15th Floor
          New York, New York 10022

          Fairpointe Capital LLC
          One North Franklin Street, Suite 3300
          Chicago, Illinois 60606-2401

          Fayez Sarofim & Co.
          2907 Two Houston Center
          909 Fannin Street
          Houston, Texas 77010

          First Manhattan Co.
          399 Park Avenue
          New York, New York 10022-7001

          Franklin Advisers, Inc.
          One Franklin Parkway
          San Mateo, California 94403

          Hamlin Capital Management, LLC
          640 Fifth Avenue, 6th Floor
          New York, New York 10019

          Harris Associates L.P.
          111 S. Wacker Drive, Suite 4600
          Chicago, Illinois 60606

          Harvest Global Investments Limited
          31/F One Exchange Square
          8 Connaught Place,
          Central Hong Kong

          Haverford Financial Services, Inc.
          Three Radnor Corporate Center, Suite 450
          Radnor, Pennsylvania 19087-4546

          Investment Counselors of Maryland, LLC
          300 East Lombard Street Suite 810
          Baltimore, Maryland 21202

          Kayne Anderson Capital Advisors, L.P.
          1800 Avenue of the Stars, Third Floor
          Los Angeles, California 90067

          Loomis, Sayles & Company, L.P.
          One Financial Center
          Boston, Massachusetts 02111-2621

          LSV Asset Management
          155 North Wacker Drive, Suite 4600,
          Chicago, Illinois 60606

          Marsico Capital Management, LLC
          1200 17th Street, Suite 1600
          Denver, Colorado 80202-5824

          Metropolitan West Asset Management LLC
          865 S. Figueroa Street, Suite 1800
          Los Angeles, California 90017

          Numeric Investors LLC
          470 Atlantic Avenue, 6th Floor
          Boston, Massachusetts 02210

          OFI SteelPath, Inc.
          2100 McKinney Ave., Suite 1401
          Dallas, Texas 75201

          Parametric Portfolio Associates LLC
          1918 Eighth Avenue, Suite 3100
          Seattle, Washington 98101

          Phocas Financial Corporation
          980 Atlantic Avenue, Suite 106
          Alameda, California 94501-1001

          Prime Advisors, Inc.
          22635 NE Marketplace Drive
          Redmond, Virginia 98053

          Rice Hall James & Associates, LLC
          600 West Broadway, Suite 1000
          San Diego, California 92101-3383

          Robert W. Baird & Co. Incorporated
          777 East Wisconsin Avenue
          Milwaukee, Wisconsin 53202

          Sands Capital Management, LLC
          1101 Wilson Boulevard, Suite 2300
          Arlington, Virginia 22209

          SKY Harbor Capital Management, LLC
          20 Horseneck Lane
          Greenwich, Connecticut 06830

          Strategic Income Management, LLC
          1200 Westlake Ave N, Suite 713
          Seattle, Washington 98109

          Thomson Horstmann & Bryant, Inc.
          501 Merritt 7
          Norwalk, Connecticut 06851

          Thompson, Siegel & Walmsley LLC
          6806 Paragon Place, Suite 300
          Richmond, Virginia 23230

          Thornburg Investment Management, Inc.
          2300 North Ridgetop Road
          Santa Fe, New Mexico 87506

          Wells Fargo Portfolio Risk Advisors,
          a Division of Structured Asset Investors, LLC
          375 Park Avenue
          4th Floor
          New York, New York 10152

          Westwood Management Corp.
          200 Crescent Court, Suite 1200
          Dallas, Texas 75201

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 266 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 24th day of August, 2016.

                                        THE ADVISORS' INNER CIRCLE FUND

                                        By:           *
                                            --------------------------
                                            Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

           *                        Trustee                      August 24, 2016
------------------------------
John K. Darr

           *                        Trustee                      August 24, 2016
------------------------------
William M. Doran

           *                        Trustee                      August 24, 2016
------------------------------
Joseph T. Grause, Jr.

           *                        Trustee                      August 24, 2016
------------------------------
Mitchell A. Johnson

           *                        Trustee                      August 24, 2016
------------------------------
Betty L. Krikorian

           *                        Trustee                      August 24, 2016
------------------------------
Robert A. Nesher

           *                        Trustee                      August 24, 2016
------------------------------
Bruce Speca

           *                        Trustee                      August 24, 2016
------------------------------
George J. Sullivan, Jr.

           *                        President                    August 24, 2016
------------------------------
Michael Beattie

           *                        Treasurer, Controller &      August 24, 2016
------------------------------      Chief Financial Officer
Stephen Connors

*By: /s/ Dianne M. Descoteaux
     -------------------------
     Dianne M. Descoteaux
     Attorney-in-Fact

                                 EXHIBIT INDEX

(d)(1)(xxvii)  Amended Schedule A, dated August 30, 2016, to the Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc.

(d)(2)(xxvi)   Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone
               Advisors, Inc. and Franklin Advisers, Inc., relating to the Cornerstone Advisors Core
               Plus Bond Fund

(d)(2)(xxvii)  Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone
               Advisors, Inc. and Loomis, Sayles & Company, L.P., relating to the Cornerstone
               Advisors Core Plus Bond Fund

(d)(2)(xxviii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone
               Advisors, Inc. and Metropolitan West Asset Management LLC, relating to the
               Cornerstone Advisors Core Plus Bond Fund

(d)(2)(xxix)   Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone
               Advisors, Inc. and Prime Advisors, Inc., relating to the Cornerstone Advisors Core
               Plus Bond Fund

(g)(2)(i)      Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union
               Bank, N.A. (formerly, Union Bank of California, N.A.)

(g)(2)(ii)     Amended Appendix B, dated June 1, 2016, to the Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of
               California, N.A.)

(g)(3)(i)      Custodian Agreement, dated November 25, 2014, between the Registrant and Brown
               Brothers Harriman & Co.

(g)(3)(ii)     Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25,
               2014, between the Registrant and Brown Brothers Harriman & Co.

(g)(3)(iii)    Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25,
               2014, between the Registrant and Brown Brothers Harriman & Co.

(h)(2)(vi)     Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc.

(h)(2)(viii)   Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1,
               2006, between the Registrant and DST Systems, Inc.

(h)(3)(ii)     Amended Exhibit A to the Shareholder Services Plan

(i)            Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

(p)(45)        Franklin Advisers, Inc. Code of Ethics, dated May 1, 2013

(p)(46)        Metropolitan West Asset Management LLC Code of Ethics

(p)(47)        Prime Advisors, Inc. Code of Ethics